Exhibit 99.5

UNITED STATES BANKRUPTCY court
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - - - - - - - -  X
                                               :
In re:                                            Chapter 11
                                               :
JACOM COMPUTER SERVICES, INC.,                    Lead Case No.
UNICAPITAL CORPORATION, ET AL.,                :  00-42719 (CB)


                        Debtors.               :  Case Nos. 00-42719 (CB)
                                                  through 00-42837 (CB) and
                                               :  No. 01-11617 (CB)

                                               :  (Jointly Administered)

- - - - - - - - - - - - - - - - - - - - - - -  X



              SECOND AMENDED AND RESTATED PLAN OF REORGANIZATION
                      OF UNICAPITAL CORPORATION AND DEBTOR
             SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
             ----------------------------------------------------



DATED:      NEW YORK, NEW YORK
            DECEMBER 12, 2001


                                    GREENBERG TRAURIG, LLP
                                    COUNSEL FOR JACOM COMPUTER
                                    SERVICES, INC., UNICAPITAL
                                    CORPORATION, ET AL.
                                    DEBTORS IN POSSESSION
                                    ATTN: RICHARD S. MILLER, ESQ.
                                          HOWARD J. BERMAN, ESQ.
                                          ROBERT HONEYWELL, ESQ.
                                    200 PARK AVENUE
                                    NEW YORK, NY 10166
                                    (212) 801-9200

                                TABLE OF CONTENTS

                                                                            PAGE


INTRODUCTION ..................................................................1


ARTICLE I. DEFINITIONS, RULES OF INTERPRETATION, AND CONSTRUCTION..............2


   A. Defined Terms............................................................2


   B. Definitions..............................................................2

      Section 1.01    Additional Funding Requirement...........................2
      Section 1.02    Administrative Claim.....................................2
      Section 1.03    Administrative Claims Reserve........................... 2
      Section 1.04    Administrative Expense Budget............................2
      Section 1.05    Agent....................................................3
      Section 1.06    Allowed..................................................3
      Section 1.07    Allowed Administrative Claim.............................3
      Section 1.08    Allowed Lien.............................................3
      Section 1.09    Allowed Claim............................................3
      Section 1.10    Allowed Priority Claim...................................3
      Section 1.11    Allowed Revolving Lender Claims..........................3
      Section 1.12    Allowed Secured Claim....................................3
      Section 1.13    Asset LLC................................................3
      Section 1.14    Assets...................................................4
      Section 1.15    Available Cash...........................................4
      Section 1.16    Ballot...................................................4
      Section 1.17    Bank Investor............................................4
      Section 1.18    Bank of America..........................................4
      Section 1.19    Bankruptcy Code..........................................4
      Section 1.20    Bankruptcy Court.........................................4
      Section 1.21    Bankruptcy Rules.........................................4
      Section 1.22    Bar Date.................................................4
      Section 1.23    Bar Date Order...........................................4
      Section 1.24    Business Day.............................................5
      Section 1.25    Budget...................................................5
      Section 1.26    Cash.....................................................5
      Section 1.27    Cash Collateral..........................................5
      Section 1.28    Cash Collateral Orders...................................5
      Section 1.29    Causes of Action.........................................5
      Section 1.30    Certification Date.......................................5
      Section 1.31    Chapter 11 Cases.........................................5
      Section 1.32    Claim....................................................5
      Section 1.33    Claim Objection Costs....................................5
      Section 1.34    Claims Agent.............................................5
      Section 1.35    Class....................................................6
      Section 1.36    Class [___] Claim........................................6

      Section 1.37    Class 5 Cash.............................................6
      Section 1.38    Class 5 Claimant Amount..................................6
      Section 1.39    Class 5 Distribution Amount..............................6
      Section 1.40    Class 5 Escrow Account...................................6
      Section 1.41    Class 5 Litigation Costs.................................6
      Section 1.42    Collateral...............................................6
      Section 1.43    Collateral Value.........................................6
      Section 1.44    Committee................................................6
      Section 1.45    Committee Preserved Issue................................6
      Section 1.46    Compromise and Settlement................................7
      Section 1.47    Confirmation Date........................................7
      Section 1.48    Confirmation Hearing.....................................7
      Section 1.49    Confirmation Order.......................................7
      Section 1.50    Corporate Exhibit Appendix...............................7
      Section 1.51    Credit Agreement.........................................7
      Section 1.52    D&O Claims...............................................7
      Section 1.53    D&O Insurance............................................7
      Section 1.54    D&O Indemnities..........................................7
      Section 1.55    Debtors..................................................7
      Section 1.56    Deloitte.................................................8
      Section 1.57    DIP Loans................................................8
      Section 1.58    Disallowed...............................................8
      Section 1.59    Disbursing Agent.........................................8
      Section 1.60    Disclosure Statement.....................................8
      Section 1.61    Disclosure Statement Order...............................8
      Section 1.62    Disputed Claim...........................................8
      Section 1.63    Disputed Claims Reserve..................................8
      Section 1.64    Disputed Non-Tax Reserve.................................8
      Section 1.65    Disputed Tax Reserve.....................................9
      Section 1.66    Distribution.............................................9
      Section 1.67    Distribution Address.....................................9
      Section 1.68    Distribution Date........................................9
      Section 1.69    Effective Date...........................................9
      Section 1.70    Equipment Leases.........................................9
      Section 1.71    Equipment Lessee.........................................9
      Section 1.72    Equity Interest..........................................9
      Section 1.73    Estates..................................................9
      Section 1.74    Excess Cash Collateral Sweeps............................9
      Section 1.75    Excess Portland Proceeds.................................9
      Section 1.76    Excluded Amounts........................................10
      Section 1.77    Exhibit.................................................10
      Section 1.78    Exhibit Appendices......................................10
      Section 1.79    Exhibit Filing Date.....................................10
      Section 1.80    Face Amount.............................................10
      Section 1.81    File or Filed...........................................10
      Section 1.82    Final Cash Collateral Orders............................10

      Section 1.83    Final Order.............................................11
      Section 1.84    G&T.....................................................11
      Section 1.85    General Unsecured Claim.................................11
      Section 1.86    Initial Distributions...................................11
      Section 1.87    Initial Distribution Date...............................11
      Section 1.88    Intercompany Claim......................................11
      Section 1.89    Interim Cash Collateral Order...........................11
      Section 1.90    Interest................................................12
      Section 1.91    Lease Collection Actions................................12
      Section 1.92    Lehman..................................................12
      Section 1.93    Lehman Collateral.......................................12
      Section 1.94    Lehman Credit Agreement.................................12
      Section 1.95    Lehman Secured Claim....................................12
      Section 1.96    Lenders.................................................12
      Section 1.97    Lessee Tax Payments.....................................12
      Section 1.98    Lien....................................................13
      Section 1.99    Lien Release Condition..................................13
      Section 1.100   Litigation LLC..........................................13
      Section 1.101   Managers................................................13
      Section 1.102   Membership Interests....................................13
      Section 1.103   Minimum Funding Requiremen..............................13
      Section 1.104   Net Proceeds............................................13
      Section 1.105   Net Proceeds Sharing Payment............................14
      Section 1.106   Newco...................................................14
      Section 1.107   Newco Assumed Debt......................................14
      Section 1.108   Old UniCapital Common Stock.............................14
      Section 1.109   Operating Agreements....................................14
      Section 1.110   Ordinary Course Professionals Order.....................14
      Section 1.111   Other Secured Claims....................................14
      Section 1.112   P&C Agreement...........................................14
      Section 1.113   PFSC....................................................14
      Section 1.114   Paying Agent............................................14
      Section 1.115   Penalty Claim...........................................14
      Section 1.116   Permitted Avoidance Action Costs .......................15
      Section 1.117   Permitted Avoidance Actions ............................15
      Section 1.118   Person .................................................15
      Section 1.119   Petition Date ..........................................15
      Section 1.120   Plan ...................................................15
      Section 1.121   Portland ...............................................15
      Section 1.122   Portland Assets ........................................15
      Section 1.123   Portland Reserve Sharing Payment .......................15
      Section 1.124   Portland Sale Proceeds .................................16
      Section 1.125   Potential Defendant ....................................16
      Section 1.126   Portland Transaction ...................................16
      Section 1.127   Pre-Petition Claim .....................................16
      Section 1.128   Pre-Petition Lender Indebtedness .......................16

      Section 1.129   Priority Claims ........................................16
      Section 1.130   Priority Claims Reserve ................................16
      Section 1.131   Priority Non-Tax Claim .................................16
      Section 1.132   Priority Reserve Repayment Amount ......................16
      Section 1.133   Priority Tax Claim .....................................16
      Section 1.134   Professionals ..........................................17
      Section 1.135   Professional Fees ......................................17
      Section 1.136   Ratable or Ratable Share ...............................17
      Section 1.137   Reinstated .............................................17
      Section 1.138   Released Officers ......................................17
      Section 1.139   Released Portland Proceeds .............................17
      Section 1.140   Reorganized Debtors ....................................17
      Section 1.141   Requisite Lenders ......................................17
      Section 1.142   Revolving Lender Claims ................................17
      Section 1.143   Revolving Lender Distribution ..........................17
      Section 1.144   Schedules ..............................................18
      Section 1.145   Secured Claim ..........................................18
      Section 1.146   Securitization 1999 Subsidiaries .......................18
      Section 1.147   Securitization 2000 Subsidiaries .......................18
      Section 1.148   Securitization Collateral ..............................18
      Section 1.149   Securitization Subsidiaries ............................19
      Section 1.150   Securitizations ........................................19
      Section 1.151   Security ...............................................19
      Section 1.152   Seller Tax Indemnity ...................................19
      Section 1.153   Servicing Agreements ...................................19
      Section 1.154   State Governmental Authority ...........................19
      Section 1.155   Subordinated Claim .....................................19
      Section 1.156   Subsequent Funding Requirement .........................19
      Section 1.157   Subsidiary .............................................19
      Section 1.158   Supplemental Appendix ..................................19
      Section 1.159   Supplemental Net Proceeds Payment ......................20
      Section 1.160   TAA ....................................................20
      Section 1.161   TAA Collateral .........................................20
      Section 1.162   TAA Parties ............................................20
      Section 1.163   TAA Subsidiaries .......................................20
      Section 1.164   TAA Purchase Agreement .................................20
      Section 1.165   Tax Indemnity ..........................................20
      Section 1.166   Tax Indemnity Reserve ..................................20
      Section 1.167   Termination Date .......................................20
      Section 1.168   Treasury Regulation ....................................20
      Section 1.169   TS&S ...................................................20
      Section 1.170   Unclaimed Property .....................................20
      Section 1.171   UniCapital .............................................21
      Section 1.172   UniCapital Equity Interests ............................21
      Section 1.173   U.S. Treasury Rate .....................................21
      Section 1.174   U.S. Trustee Fees ......................................21

   C. Rules of Construction ..................................................21

      Section 1.175   Generally ..............................................21
      Section 1.176   Exhibits ...............................................21
      Section 1.177   Time Periods ...........................................21
      Section 1.178   Miscellaneous Rules ....................................21

ARTICLE II. COMPROMISE AND SETTLEMENT; GENERAL RULES REGARDING
              CLASSIFICATION OF CLAIMS AND INTERESTS .........................22

      Section 2.01 Compromise and Settlement .................................22
      Section 2.02 General Rules of Classification Under the Bankruptcy
                   Code ......................................................23
      Section 2.03 Undersecured Claims .......................................23
      Section 2.04 Penalty Claims ............................................23

ARTICLE III. CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS ...................24

      Section 3.01 Summary ...................................................24

ARTICLE IV. TREATMENT OF UNCLASSIFIED CLAIMS .................................25

      Section 4.01 Administrative Claims .....................................25
      Section 4.02 Priority Tax Claims .......................................25
      Section 4.03 U.S. Trustee Fees .........................................26

ARTICLE V. TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS ......................27

      Section 5.01 Class 1: Allowed Revolving Lender Claims ..................27
      Section 5.02 Class 2:  Lehman Secured Claims ...........................28
      Section 5.03 Class 3:  Other Secured Claims ............................28
      Section 5.04 Class 4:  Priority Non-Tax Claims .........................30
      Section 5.05 Class 5:  General Unsecured Claims ........................31
      Section 5.06 Class 6:  Subordinated Claims .............................34
      Section 5.07 Class 7: Penalty Claims ...................................34
      Section 5.08 Class 8:  UniCapital Equity Interests .....................34

ARTICLE VI. IMPLEMENTATION OF PLAN ...........................................34

      Section 6.01 Corporate Transactions ....................................34
      Section 6.02 Corporate Governance ......................................36

ARTICLE VII. DISPUTED CLAIMS RESERVES, OTHER RESERVES AND PROVISIONS
               GOVERNING DISTRIBUTIONS .......................................38

      Section 7.01 Disputed Claims Reserves and Other Reserves ...............38
      Section 7.02 Distributions To Holders Of Claims And Interests ..........41
      Section 7.03 Miscellaneous Distribution Provisions .....................43
      Section 7.04 De Minimis Distributions ..................................44
      Section 7.05 Setoffs and Counterclaims .................................44
      Section 7.06 Unclaimed Property ........................................44
      Section 7.07 Exemption from Transfer Taxes .............................45
      Section 7.08 Disputed Payments .........................................45

      Section 7.09 Withholding Taxes .........................................46
      Section 7.10 Obligations Incurred After the Confirmation Date ..........46
      Section 7.11 Obligations with Respect to Distributions .................46
      Section 7.12 Payment of Lessee Tax Payments to State Governmental
                   Authorities ...............................................46
      Section 7.13 Turnover of Excluded Amounts ..............................47
      Section 7.14 Delegation by Disbursing Agent ............................47

ARTICLE VIII. POOLING OF THE DEBTORS AND THE SUBSIDIARIES SOLELY FOR
               PURPOSES OF VOTING AND DISTRIBUTIONS ..........................48

      Section 8.01 Pooling of Assets and Liabilities .........................48

ARTICLE IX. EFFECT OF THE PLAN ON CLAIMS AND INTERESTS .......................49

      Section 9.01 Jurisdiction of Court .....................................49
      Section 9.02 Binding Effect ............................................49
      Section 9.03 Term of Injunctions or Stays ..............................49
      Section 9.04 Rights of Action ..........................................49
      Section 9.05 Revesting of Assets .......................................50
      Section 9.06 Discharge .................................................51
      Section 9.07 Exculpation and Limitation of Liability ...................52
      Section 9.08 Release by Debtors ........................................53
      Section 9.09 Release by Holders of Claims or Interests .................53
      Section 9.10 Injunction Related to Releases ............................54
      Section 9.11 Section 1145 Exemption ....................................54
      Section 9.12 Preservation of Insurance .................................54

ARTICLE X. EXECUTORY CONTRACTS ...............................................55

      Section 10.01   Executory Contracts and Unexpired Leases ...............55
      Section 10.02   Cure ...................................................55
      Section 10.03   Rejection Damages Bar Date .............................56
      Section 10.04 Executory Contracts and Unexpired Leases Entered Into and Other Obligations Incurred After the Petition Date..56

ARTICLE XI. CONDITIONS TO CONFIRMATION AND OCCURRENCE OF EFFECTIVE DATE ......56

      Section 11.01   Conditions to Confirmation .............................56
      Section 11.02   Conditions to Occurrence of Effective Date .............57
      Section 11.03   Waiver of Conditions to Confirmation and Occurrence of
                      Effective Date .........................................57

ARTICLE XII. CONFIRMABILITY AND SEVERABILITY OF THE PLAN AND CRAMDOWN ........58

      Section 12.01   Confirmability and Severability of a Plan ..............58
      Section 12.02   Cramdown ...............................................58

ARTICLE XIII. ADMINISTRATIVE PROVISIONS ......................................58

      Section 13.01   Retention of Jurisdiction ..............................58
      Section 13.02   Governing Law ..........................................59
      Section 13.03   Administrative Bar Date ................................59
      Section 13.04   Preservation of Avoided Transfers ......................60
      Section 13.05   Ability to Enforce Certain Provisions of Chapter 7 .....60
      Section 13.06   Payment of Statutory Fees ..............................60
      Section 13.07   Corporate Action .......................................61
      Section 13.08   Effectuating Documents and Further Transactions ........61
      Section 13.09   Amendments .............................................61
      Section 13.10   Successors and Assigns .................................62
      Section 13.11   Confirmation Order and Plan Control ....................62
      Section 13.12   Headings ...............................................62
      Section 13.13   Reports by Asset LLC ...................................62
      Section 13.14   Notices ................................................62

UNITED STATES BANKRUPTCY court
SOUTHERN DISTRICT of new york
- - - - - - - - - - - - - - - - - - - - - - -  X
                                               :
In re:                                            Chapter 11
                                               :
JACOM COMPUTER SERVICES, INC.,                    Lead Case No.
UNICAPITAL CORPORATION, ET AL.,                :  00-42719 (CB)
                        -- --

                        Debtors.               :  Case Nos. 00-42719 (CB)
                                                  through 00-42837 (CB) and
                                               :  No. 01-11617 (CB)

                                               :  (Jointly Administered)

- - - - - - - - - - - - - - - - - - - - - - -  X


               SECOND AMENDED AND RESTATED PLAN OF REORGANIZATION
                      OF UNICAPITAL CORPORATION AND DEBTOR
              SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
              ----------------------------------------------------


                                  INTRODUCTION
                                  ------------

          UniCapital Corporation and the other above-captioned debtors and debtors-in-possession, as set forth on Annex A, hereby propose the following plan of reorganization pursuant to section 1121(a) of title 11 of the United States Code. Reference is made to the Disclosure Statement for a discussion of the Debtors' history, businesses, properties, results of operations, projections for future recoveries, a summary and analysis of the Plan and other related matters. The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code.

          These reorganization cases have been consolidated for procedural purposes and are being jointly administered pursuant to an order of the United States Bankruptcy Court for the Southern District of New York. The Plan contemplates the pooling of the assets and liabilities of the Debtors solely for purposes of voting and distribution.

          Under section 1125(b) of the Bankruptcy Code, a vote to accept or reject the Plan cannot be solicited from a holder of a claim or interest until such time as the Disclosure Statement has been approved by the Bankruptcy Court and distributed to holders of claims and interests. ALL HOLDERS OF ALLOWED CLAIMS AGAINST THE DEBTORS THAT ARE ENTITLED TO VOTE (CLASSES 1, 2, 3 AND 5) ARE ENCOURAGED TO READ THE PLAN AND THE RELATED DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR

TO REJECT THE PLAN. CLASS 4 IS DEEMED TO HAVE ACCEPTED THE PLAN AND IS NOT ENTITLED TO VOTE. CLASSES 6, 7 AND 8 ARE DEEMED TO HAVE REJECTED THE PLAN AND ARE NOT ENTITLED TO VOTE. SUBJECT TO CERTAIN RESTRICTIONS AND REQUIREMENTS SET FORTH IN THE PLAN AND THE BANKRUPTCY CODE, THE DEBTORS RESERVE THE RIGHT TO ALTER, AMEND, MODIFY, REVOKE OR WITHDRAW THE PLAN PRIOR TO ITS SUBSTANTIAL CONSUMMATION.

                                   ARTICLE I.

             DEFINITIONS, RULES OF INTERPRETATION, AND CONSTRUCTION
             ------------------------------------------------------

          A. DEFINED TERMS. As used herein, the following terms have the respective meanings specified below, unless the context otherwise requires. Any term used in the Plan but not defined herein that is used in the Bankruptcy Code or Bankruptcy Rules shall have the meaning assigned to that term in the Bankruptcy Code or Bankruptcy Rules.

          B. DEFINITIONS

          Section 1.01 ADDITIONAL FUNDING REQUIREMENT means an amount in no event greater than $5,000,000, in the aggregate, and comprised of the sum of (i) the Excess Portland Proceeds, (ii) the Portland Reserve Sharing Payment, and
(iii) the gross proceeds realized from any judgments or settlements reached in connection with the Permitted Avoidance Actions.

          Section 1.02 ADMINISTRATIVE CLAIM means any Claim under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation: (a) the actual, necessary costs and expenses incurred by the Debtors after the Petition Date, and (b) compensation for legal and other services and reimbursement of expenses awarded pursuant to sections 330(a), 331 or 1103 of the Bankruptcy Code.

          Section 1.03 ADMINISTRATIVE CLAIMS RESERVE means an amount equal to the sum of the following, all of which shall be funded on the Effective Date as provided in Section 7.01 of the Plan: (i) all Allowed Administrative Claims which have not been paid as of the Effective Date, other than those to be paid in the ordinary course pursuant to Section 4.01 of the Plan, (ii) the Disputed Claims Reserve for Administrative Claims which are Disputed Claims as of the Effective Date, (iii) a reserve for unpaid Professional Fees as provided in
Section 13.03 of the Plan, and (iv) a reserve for any U. S. Trustee Fees for the period prior to the Effective Date which have not been paid as of the Effective Date.

          Section 1.04 ADMINISTRATIVE EXPENSE BUDGET means the monthly cash budget acceptable to the Agent in its sole discretion, which shall identify the permitted expenses of UniCapital necessary to perform the duties enumerated in
Section 7.01(c) of the Plan (including without limitation any U. S. Trustee Fees for the period from and after the Effective Date), and which shall be funded on the Effective Date for the time period set forth in Section 7.01 of the Plan and replenished subsequent to such period as provided in Section 7.01 of the Plan.

          Section 1.05 AGENT means Bank of America, N.A., as Agent under the Credit Agreement or any successor thereto.

          Section 1.06 ALLOWED means, with respect to a Claim, the extent to which a Claim is not objected to within the period fixed by the Bankruptcy Code, the Bankruptcy Rules or orders of the Court, or is otherwise allowed by a Final Order, and is (a) scheduled by the Debtors pursuant to the Bankruptcy Code and the Bankruptcy Rules in a liquidated amount and not listed as contingent, unliquidated or disputed, or (b) timely Filed under applicable law pursuant to the Bankruptcy Code, the Bankruptcy Rules or any applicable orders of the Court, or (c) late-Filed and allowed by Court Order after notice and a hearing. Unless otherwise specified herein, in section 506(b) of the Bankruptcy Code or by Final Order, "Allowed ________ Claim," shall not, for the purposes of distributions under the Plan, include (x) for Pre-Petition Claims, interest on such Claims accruing from or after the Petition Date, (y) punitive or exemplary damages, or
(z) any fine, penalty or forfeiture. Notwithstanding the foregoing, for purposes of the Revolving Lender Claims, "Allowed" shall have the meaning set forth in the definition of "Allowed Revolving Lender Claims."

          Section 1.07 ALLOWED ADMINISTRATIVE CLAIM means an Administrative Claim to the extent it is Allowed.

          Section 1.08 ALLOWED LIEN means (i) with respect to the Allowed Revolving Lender Claims, any and all Liens securing such Claims; and (ii) with respect to any other Claims, any and all Liens securing the Allowed portions of such Claims.

          Section 1.09 ALLOWED CLAIM or ALLOWED CLASS [ ] CLAIM means a Claim to the extent that such Claim is Allowed.

          Section 1.10 ALLOWED PRIORITY CLAIM means a Priority Claim to the extent it is Allowed.

          Section 1.11 ALLOWED REVOLVING LENDER CLAIMS means the Revolving Lender Claims, which have previously been Allowed pursuant to the Cash Collateral Orders, free from offset, setoff or counterclaim, without regard to or any limitation imposed by section 506 of the Bankruptcy Code or any other provision of the Bankruptcy Code, but subject to the Committee Preserved Issue, which shall, on the Effective Date, be automatically released, waived, discharged and abandoned.

          Section 1.12 ALLOWED SECURED CLAIM means a Secured Claim to the extent it is Allowed.

          Section 1.13 ASSET LLC means the limited liability corporation organized on or prior to the Effective Date under the laws of the State of Delaware which, as of the Effective Date, shall own all of the Assets of UniCapital except for the Causes of Action, the D&O Claims and the D&O Insurance.

          Section 1.14 ASSETS means all property of the Debtors (prior to the Effective Date) and of the Reorganized Debtors, Asset LLC and Litigation LLC (from and after the Effective Date) of any kind, nature or description, including, without limitation, all property of the Estates as set forth in Bankruptcy Code section 541, Cash, Causes of Action, D&O Insurance, tax refunds, claims of right, interests and property, real and personal, tangible and intangible, actual and contingent.

          Section 1.15 AVAILABLE CASH means all Cash of the applicable Disbursing Agent, less Cash or reserves necessary, as determined in the reasonable discretion of the Disbursing Agent, (i) for incurred and anticipated costs of administration and operating expenses of such Disbursing Agent, and
(ii) for funding the Disputed Claims Reserves established by such Disbursing Agent; PROVIDED, that with respect to the Class 5 Escrow Account, "Available Cash" shall mean all Cash in such account, less reserves necessary, as determined in the reasonable discretion of UniCapital and TS&S, for (x) incurred and anticipated bank account fees and other costs of administering such account,
(y) incurred and anticipated Class 5 Litigation Costs, and (z) incurred and anticipated costs related to the distribution of the Supplemental Net Proceeds Payment, if any.

          Section 1.16 BALLOT means the ballot distributed to a holder of an Allowed Claim belonging to a Class entitled to vote on which ballot such holder of an Allowed Claim may vote for or against the Plan.

          Section 1.17 BANK INVESTOR means Bank of America, as agent and Bank Investor, and each institution that is a party to the TAA in the capacity of a Bank Investor.

          Section 1.18 BANK OF AMERICA means Bank of America, N.A.

          Section 1.19 BANKRUPTCY CODE means the Bankruptcy Reform Act of 1978, as amended and codified at title 11 of the United States Code, 11 U.S.C. ss.ss. 101 ET SEQ.

          Section 1.20 BANKRUPTCY COURT or COURT means the United States Bankruptcy Court for the Southern District of New York which has jurisdiction over the Chapter 11 Cases.

          Section 1.21 BANKRUPTCY RULES means the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, the Federal Rules of Civil Procedure, as amended, made applicable through the Federal Rules of Bankruptcy Procedure, and the Local Rules of the Bankruptcy Court.

          Section 1.22 BAR DATE means such date(s) fixed by Order(s) of the Bankruptcy Court by which proofs of Claim, proofs of Interest, or requests for allowance of Administrative Claims must be Filed.

          Section 1.23 BAR DATE ORDER means the Order(s) of the Bankruptcy Court fixing the Bar Date.

          Section 1.24 BUSINESS DAY means any day except a Saturday, Sunday, or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

          Section 1.25 BUDGET means the budget annexed to each of the Cash Collateral Orders.

          Section 1.26 CASH means cash and cash equivalents in U.S. dollars.

          Section 1.27 CASH COLLATERAL means "cash collateral" as defined in
Section 363 of the Bankruptcy Code.

          Section 1.28 CASH COLLATERAL ORDERS means, collectively, the Interim Cash Collateral Order and the Final Cash Collateral Orders as such orders may be extended or modified from time to time by order of the Bankruptcy Court.

          Section 1.29 CAUSES OF ACTION means any and all claims, rights and causes of action that may be brought or could have been brought by or on behalf of the Debtors arising before, on or after the Petition Date, whether known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity or under any theory of law, including, but not limited to (i) those referred to in Section II.K of the Disclosure Statement, (ii) any and all claims, rights and causes of action the Debtors or the Estates may have against any Person arising under or pursuant to chapter 5 of the Bankruptcy Code, or any similar provision of state law or any other law, rule, regulation, decree, order, statute or otherwise, (iii) Intercompany Claims, (iv) derivative claims and (v) any right of setoff or recoupment, and claims on contracts or breaches of duty imposed by law.

          Section 1.30 CERTIFICATION DATE has the meaning set forth in Section 7.01(d) of the Plan.

          Section 1.31 CHAPTER 11 CASES means case numbers 00-42719 (CB) through 00-42837 (CB) inclusive, commenced by the Debtors under chapter 11 of the Bankruptcy Code on the Petition Date in the Bankruptcy Court and case number 01-11617 (CB) filed in the Bankruptcy Court on March 22, 2001, and styled IN RE JACOM COMPUTER SERVICES, INC., UNICAPITAL CORPORATION, ET AL., DEBTORS.

          Section 1.32 CLAIM means a claim, as such term is defined in section 101(5) of the Bankruptcy Code, against any of the Debtors.

          Section 1.33 CLAIM OBJECTION COSTS means the reasonable costs and expenses charged by G&T and any other professional advisors retained by UniCapital or G&T in connection with the prosecution and resolution of objections to allowance of Class 5 Claims.

          Section 1.34 CLAIMS AGENT means Donlin, Recano & Co. or such successor as the Debtors or the Plan Administrator may designate.

          Section 1.35 CLASS means a group of Claims or the Equity Interests as classified in Article III under the Plan.

          Section 1.36 CLASS [___] CLAIM means a Claim in the particular Class of Claims identified and described in Article III of the Plan.

          Section 1.37 CLASS 5 CASH means an amount equal to the sum of (i) the Minimum Funding Requirement, PLUS (ii) the Additional Funding Requirement, if any, PLUS (iii) the Subsequent Funding Requirement, if any, PLUS (iv) the Net Proceeds Sharing Payment, if any, PLUS (v) the Supplemental Net Proceeds Payment, if any.

          Section 1.38 CLASS 5 CLAIMANT AMOUNT has the meaning set forth in
Section 5.05(c).

          Section 1.39 CLASS 5 DISTRIBUTION AMOUNT has the meaning set forth in
Section 5.05(c).

          Section 1.40 CLASS 5 ESCROW ACCOUNT means a segregated account which shall be established and maintained by UniCapital as Disbursing Agent for purposes of holding the Class 5 Cash, and which shall be used solely to fund Distributions of Class 5 Cash and the Class 5 Litigation Costs.

          Section 1.41 CLASS 5 LITIGATION COSTS means the Permitted Avoidance Action Costs and the Claim Objection Costs.

          Section 1.42 COLLATERAL means any property or interest in property of the estates of the Debtors that is subject to an unavoidable Lien to secure the payment or performance of an Allowed Claim.

          Section 1.43 COLLATERAL VALUE means the value as of the Petition Date of Collateral securing the Allowed Secured Claim of a Class 3 Claimant, in the amount set forth for such Collateral in an Exhibit to the Disclosure Statement or such other amount determined by Final Order of the Bankruptcy Court pursuant to Section 2.03 of the Plan.

          Section 1.44 COMMITTEE means the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases by the United States Trustee pursuant to section 1102 of the Bankruptcy Code, as such committee has been or may be hereafter amended.

          Section 1.45 COMMITTEE PRESERVED ISSUE means the right of the Committee to properly commence an adversary proceeding or contested matter solely to challenge the perfection of the liens, mortgages or security interests granted by Jacom Computer Services, Inc. to the Agent and the Lenders under the Credit Agreement, covering assets located in the State of New York pursuant to the provisions of the Uniform Commercial Code.

          Section 1.46 COMPROMISE AND SETTLEMENT means the settlement which is part of and incorporated in the Plan resolving issues among the Debtors, the Committee, the Lenders and other parties as described in Section 2.01 of the Plan.

          Section 1.47 CONFIRMATION DATE means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

          Section 1.48 CONFIRMATION HEARING means the hearing conducted by the Bankruptcy Court to consider confirmation of the Plan.

          Section 1.49 CONFIRMATION ORDER means the order, entered by the Clerk of the Bankruptcy Court, confirming the Plan in accordance with the provisions of the Bankruptcy Code.

          Section 1.50 CORPORATE EXHIBIT APPENDIX means the Exhibits consisting of the Operating Agreements for Asset LLC and Litigation LLC, the valuation of the Newco common stock, the articles of incorporation and bylaws of Newco, the list of Released Officers and the lists of officers and directors as of the Effective Date, to be Filed on the Exhibit Filing Date.

          Section 1.51 CREDIT AGREEMENT means that certain Credit Agreement, dated as of June 10, 1998, as amended, restated, modified and supplemented from time to time among UniCapital, the Lenders listed therein and the Agent, and any of the documents or instruments related thereto pursuant to which the Lenders have made loans and credit accommodations to the Debtors.

          Section 1.52 D&O CLAIMS means claims or Causes of Action that may be brought or could have been brought by or on behalf of the Debtors or derivatively in the name of the Debtors against any director or officer of any Debtor (other than the Released Officers) and any proceeds thereof (regardless of the source of the payment, including any D&O Insurance).

          Section 1.53 D&O INSURANCE means any directors' and officers' insurance (including without limitation any errors and omissions insurance and any fidelity bond insurance) maintained by the Debtors which covers the Debtors and/or the Debtors' present and former officers and directors.

          Section 1.54 D&O INDEMNITIES means those certain indemnification agreements, effective as of the Effective Date, between the Agent and certain officers, directors and employees of the Debtors who served as officers, directors or employees of the Debtors during the Chapter 11 Cases, pursuant to which the Agent agreed to indemnify such persons with respect to certain liabilities which may be owed by the Debtors.

          Section 1.55 DEBTORS shall have the meaning ascribed in the Introduction herein.

          Section 1.56 DELOITTE means Deloitte Consulting L.P. and Deloitte & Touche LLP.

          Section 1.57 DIP LOANS means the amounts borrowed by the Debtors under the Cash Collateral Orders.

          Section 1.58 DISALLOWED means the extent to which a Disputed Claim is not Allowed whether by Final Order of the Court, by agreement of the parties or otherwise.

          Section 1.59 DISBURSING AGENT means (i) Asset LLC, with respect to Class 1 Claims, Class 2 Claims, and Class 3 Claims; and (ii) UniCapital or its successor by merger or otherwise, with respect to all other Classes of Claims and with respect to Administrative Claims and Priority Claims.

          Section 1.60 DISCLOSURE STATEMENT means the written disclosure statement, that relates to the Plan, as amended, supplemented or modified from time to time, and as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

          Section 1.61 DISCLOSURE STATEMENT ORDER means the order of the Court, INTER ALIA, approving the Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code.

          Section 1.62 DISPUTED CLAIM means (a) if no proof of Claim has been timely Filed or deemed timely Filed under applicable law or Final Order, a Claim that has been listed on a Debtor's Schedules as disputed, contingent or unliquidated; or (b) if a proof of Claim has been Filed or deemed timely Filed under applicable law or Final Order, a Claim as to which an objection or request for estimation has been timely Filed and which has not been (i) withdrawn, (ii) Disallowed or (iii) Allowed by a Final Order; or (c) a Claim that is listed on the Exhibit entitled "Disputed Claims" in the Supplemental Appendix to be Filed by the Debtors on or before the Exhibit Filing Date.

          Section 1.63 DISPUTED CLAIMS RESERVE means the reserve(s) established by the applicable Disbursing Agent pursuant to Article VII of the Plan for the payment of Disputed Claims that may become Allowed Claims after the Effective Date, which reserve(s) shall be held by such Disbursing Agent in trust for the benefit of the holders of Disputed Claims that become Allowed Claims. Subject to
Article VII of the Plan, Asset LLC shall be responsible for establishing the Disputed Claim Reserve(s) for Classes 2 and 3, and UniCapital shall be responsible for establishing the Disputed Claim Reserve(s) for all other Classes (except Class 1) and for Administrative and Priority Claims.

          Section 1.64 DISPUTED NON-TAX RESERVE means the Disputed Claims Reserve established by UniCapital under Article VII of the Plan as part of the Priority Claims Reserve, for the payment of Disputed Priority Non-Tax Claims that may become Allowed Claims after the Effective Date.

          Section 1.65 DISPUTED TAX RESERVE means the Disputed Claims Reserve established by UniCapital under Article VII of the Plan, in the amount as determined by the Agent in its sole discretion or such greater amount as determined by the Bankruptcy Court, as part of the Priority Claims Reserve, for the payment of: (i) Disputed Priority Tax Claims that may become Allowed Claims after the Effective Date, and (ii) any claims arising in connection with or under the Tax Indemnity.

          Section 1.66 DISTRIBUTION means the distribution in accordance with the Plan of any property or Assets distributed under the Plan.

          Section 1.67 DISTRIBUTION ADDRESS means the address set forth in the relevant proof of Claim, as such address may have been updated pursuant to Bankruptcy Rule 2002(g). If no proof of Claim is Filed in respect of a particular Claim, such defined term means the address set forth in the relevant Debtor's Schedules, as such address may have been updated pursuant to Bankruptcy Rule 2002(g).

          Section 1.68 DISTRIBUTION DATE means each of (a) the Initial Distribution Date, and (b) the first Business Day after each December 31 and June 30 after the Effective Date, or as soon thereafter as is reasonably practicable, on which the applicable Disbursing Agent may make Distributions in accordance with the terms of the Plan.

          Section 1.69 EFFECTIVE DATE means a Business Day selected by the Debtors after all conditions to the Effective Date set forth in Section 11.02 have been satisfied or waived by the Debtors with the consent of the Agent, or as soon thereafter as may be practicable.

          Section 1.70 EQUIPMENT LEASES means the equipment leases, finance contracts, installment loans, secured loans, sale/leaseback arrangements, repurchase agreements and similar contracts under which the Debtors are or were lessors or lenders and which are or were owned by the Debtors in the ordinary course of their business on or prior to the Effective Date, and any and all maintenance and servicing contracts related thereto under which the Debtors are or were obligated to provide such maintenance or servicing.

          Section 1.71 EQUIPMENT LESSEE means a lessee, borrower or other obligor party to an Equipment Lease.

          Section 1.72 EQUITY INTEREST means the interest held by any Person in the equity of any of the Debtors, including, without limitation, any "equity security" in the Debtors as defined by section 101(16) of the Bankruptcy Code.

          Section 1.73 ESTATES means, as to each Debtor, the estate of such Debtor in its respective Chapter 11 Case created by and existing by operation of law pursuant to Bankruptcy Code section 541 upon the commencement of such Chapter 11 Case.

          Section 1.74 EXCESS CASH COLLATERAL SWEEPS has the meaning set forth in the Cash Collateral Orders.

          Section 1.75 EXCESS PORTLAND PROCEEDS has the meaning set forth in
Section 7.01(d) of the Plan.

          Section 1.76 EXCLUDED AMOUNTS means any payments received from an Equipment Lessee or other party pursuant to an Equipment Lease, or from any obligor or other party with respect to any other Asset, which either represent or are allocated by PFSC in its reasonable discretion for: (i) Lessee Tax Payments, fees or other charges imposed by any governmental authority or agency,
(ii) application fees, tax processing fees, wire transfer fees, express mail fees, filing fees, delivery fees, document preparation fees, insurance premiums, late charges and other penalty amounts, (iii) indemnity payments by an Equipment Lessee or other obligor, (iv) any payments relating to equipment servicing and/or maintenance payments pursuant to an Equipment Lease or other Asset, or
(v) recoupment or reimbursement by PFSC or its predecessors of amounts set forth in items (i) through (iv) of this paragraph.

          Section 1.77 EXHIBIT means an exhibit to either the Plan or the Disclosure Statement.

          Section 1.78 EXHIBIT APPENDICES shall mean the Corporate Exhibit Appendix, the Supplemental Appendix, and such other appendices of Exhibits as may be Filed.

          Section 1.79 EXHIBIT FILING DATE means the last date by which forms of the Exhibits to the Plan shall be Filed with the Bankruptcy Court, which date
(a) with respect to the Corporate Exhibit Appendix, shall be not later than five
(5) days before the date on which the Confirmation Hearing will be held, or such later date as may be fixed by the Bankruptcy Court, and (b) with respect to the Supplemental Appendix, shall be not later than the Effective Date or such later date as may be fixed by the Bankruptcy Court.

          Section 1.80 FACE AMOUNT means (a) with respect to any Claim for which a proof of Claim is Filed, an amount equal to: (i) the liquidated amount, if any, specified therein; and/or (ii) any other amount estimated by the Court in accordance with Bankruptcy Code section 502(c) and the relevant Plan provisions; or (b) if no proof of Claim is Filed and such Claim is scheduled in the relevant Debtor's Schedules, the amount of the Claim scheduled as undisputed, fixed and liquidated.

          Section 1.81 FILE or FILED means filed with the Bankruptcy Court in the Chapter 11 Cases or, with respect to the filing of proofs of Claim, filed with the Claims Agent in accordance with the Bar Date Order.

          Section 1.82 FINAL CASH COLLATERAL ORDERS means (i) the two orders of the Bankruptcy Court, each entitled "Final Order Authorizing (I) Debtors to Obtain Post-Petition Financing Pursuant to 11 U.S.C. ss.ss. 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3) and 364(d), and (II) Debtors' Limited Use of
Cash Collateral, Granting Replacement Liens and Adequate Protection, and Administrative Expense Priority to Bank of America, N.A., as Agent, and to Certain Pre-Petition Lenders," dated January 8, 2001 and April 2, 2001, respectively, and (ii) the Final Order for Period from July 1,

2001 to September 17, 2001 Authorizing (I) Debtors to Obtain Post-Petition Financing Pursuant to 11 U.S.C. ss.ss. 105, 361, 362, 364(c)(1), 364(c)(2),
364(c)(3) and 364(d), and (II) Debtors' Limited Use of Cash Collateral, Granting Replacement Liens and Adequate Protection, and Administrative Expense Priority to Bank of America, N.A., as Agent, and to Certain Pre-Petition Lenders, dated June 28, 2001, and (iii) the Final Order for Period from September 18, 2001 through December 31, 2001 Authorizing (I) Debtors to Obtain Post-Petition Financing Pursuant to 11 U.S.C. ss.ss. 105, 361, 362, 364(c)(1), 364(c)(2),
364(c)(3) and 364(d), and (II) Debtors' Limited Use of Cash Collateral, Granting Replacement Liens and Adequate Protection, and Administrative Expense Priority to Bank of America, N.A., as Agent, and to Certain Pre-Petition Lenders, dated September 26, 2001, as such orders may be extended or modified by order of the Bankruptcy Court from time to time.

          Section 1.83 FINAL ORDER means an order as to which no stay of execution is in effect and as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, motion for reargument, or rehearing shall have been waived in writing or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order shall have been affirmed or certiorari shall have been denied by the highest court to which such order was timely appealed or from which certiorari, reargument or rehearing was timely sought, and the time to take any further appeal, petition for certiorari or motion for reargument or rehearing shall have expired.

          Section 1.84 G&T means Greenberg Traurig LLP, counsel to the Debtors.

          Section 1.85 GENERAL UNSECURED CLAIM means an unsecured Claim that is not an Administrative Claim, a Priority Tax Claim, a Revolving Lender Claim, a Lehman Secured Claim, a Secured Claim, a Priority Non-Tax Claim, a Penalty Claim or a Subordinated Claim.

          Section 1.86 INITIAL DISTRIBUTIONS means the first Distributions to holders of Allowed Claims to be made on the Initial Distribution Date, as provided for in Section 7.02 of the Plan.

          Section 1.87 INITIAL DISTRIBUTION DATE means the Effective Date or as soon thereafter as is reasonably practicable.

          Section 1.88 INTERCOMPANY CLAIM means any Claims between and among the Debtors or any non-Debtor affiliate.

          Section 1.89 INTERIM CASH COLLATERAL ORDER means the Order Authorizing
(I) Debtors' Limited Use of Cash Collateral, Granting Replacement Liens and Adequate Protection, and Administrative Expense Priority to Bank of America, N.A., as Agent, and to Certain Pre-Petition Lenders and (II) Setting a Final Hearing Date, dated December 12, 2000.

          Section 1.90 INTEREST means (a) a share in a corporation, whether or not transferable or denominated "stock," or similar security, (b) a membership interest in a limited liability company, (c) an interest of a limited partner in a limited partnership, (d) a warrant or right (other than a right to convert) to purchase, sell or subscribe to a share, security or interest of a kind specified in subparagraphs (a), (b) and (c) of this paragraph, or (e) an interest of a general partner in a limited or general partnership.

          Section 1.91 LEASE COLLECTION ACTIONS means Causes of Action held by the Debtors with respect to the collection and enforcement of any of the Debtors' Equipment Leases, or with respect to the recovery or collection of Lessee Tax Payments.

          Section 1.92 LEHMAN means Lehman Commercial Paper Inc.

          Section 1.93 LEHMAN COLLATERAL means the Collateral granted under the Lehman Credit Agreement to secure the obligations under the Lehman Credit Agreement.

          Section 1.94 LEHMAN CREDIT AGREEMENT means that certain credit agreement, dated as of July 21, 2000, as amended, restated or supplemented, among UCP Engines Trust and UCP German Holdings, Inc., the banks and other financial institutions or entities from time to time a party to the Lehman Credit Agreement as lender, Lehman Brothers Inc., as advisor, lead arranger and book manager, Lehman, as syndication agent, and Lehman, as administrative agent, together with all documents referenced therein or executed in connection therewith and all transactions contemplated thereby.

          Section 1.95 LEHMAN SECURED CLAIM means the Secured Claims arising under the Lehman Credit Agreement.

          Section 1.96 LENDERS means Bank of America, N.A., in its capacity as Agent and Lender, European American Bank and People's Bank, which are parties to the Credit Agreement, and each of their respective predecessors, successors and assigns.

          Section 1.97 LESSEE TAX PAYMENTS means: (a) any and all payments (i) actually made by Equipment Lessees (or their respective agents) under the Equipment Leases to the Debtors, the Reorganized Debtors or their respective subsidiaries, or to PFSC or any other entity on behalf of the Debtors, the Reorganized Debtors or their subsidiaries, or to any other entity with respect to whom the Debtors, the Reorganized Debtors or their subsidiaries have subrogation, turnover, collection or similar legal, contractual or equitable rights with respect to tax payments received by such other entity, and (ii) which are actually received, indefeasibly, by the Debtors, the Reorganized Debtors or their subsidiaries or by PFSC or which are received by any other entity on behalf of the Debtors, PFSC, the Reorganized Debtors or their subsidiaries, and (iii) which relate to, or allocated by the Debtors, the Reorganized Debtors, their subsidiaries or PFSC, in their reasonable discretion, to any sales taxes, use taxes, property taxes and other taxes, levies, fees and charges (including penalties and interest) imposed, assessed, charged or collected by governmental units, and (b) any refunds related thereto that are received by the Debtors, the Reorganized Debtors or their subsidiaries or by PFSC or any other entity on behalf of the Debtors, the Reorganized Debtors or their subsidiaries.

          Section 1.98 LIEN means any charge against or interest in property to secure payment of a debt or performance of an obligation.

          Section 1.99 LIEN RELEASE CONDITION means, in connection with the release of the Liens of the Agent and Lenders upon the Class 5 Cash, the condition precedent that the Effective Date occurs on or before January 26, 2002, or such later date agreed to by the Agent and the Requisite Lenders.

          Section 1.100 LITIGATION LLC means the limited liability company organized on or prior to the Effective Date under the laws of the State of Delaware which, as of the Effective Date, after the transactions described in
Article VI of the Plan, shall own all of the Causes of Action, D&O Claims and D&O Insurance of the Debtors; PROVIDED, that the Seller Tax Indemnities shall be owned and retained by UniCapital.

          Section 1.101 MANAGERS means the managers of Asset LLC and Litigation LLC, who shall be designated as provided in Section 6.02 of the Plan.

          Section 1.102 MEMBERSHIP INTERESTS means the membership interests of each of Asset LLC and Litigation LLC.

          Section 1.103 MINIMUM FUNDING REQUIREMENT means the amount of $5,000,000.

          Section 1.104 NET PROCEEDS means the Cash indefeasibly received and available for Distributions from and after the Effective Date from the sale, transfer, collection, re-leasing, remarketing, refinancing or other disposition of all Assets of the Reorganized Debtors, Asset LLC and Litigation LLC to the extent not subject to the Allowed Lien of the holder of a Class 2 or Class 3 Claim, including without limitation any recoveries (by judgment, settlement or otherwise) in respect of any Causes of Action, the D&O Claims and the D&O Insurance, and the Reorganized Debtors' residual interests in the stock or assets of the TAA Subsidiaries (subject to Section 2.01(b) hereof), the Securitization Subsidiaries and other non-Debtor Subsidiaries, LESS (i) Excluded Amounts, and (ii) all reasonable, necessary and customary expenses attributable to such sale, transfer, collection, re-leasing, remarketing, refinancing or other disposition of the Assets, including servicing fees of PFSC, the costs of curing any defaults under any executory contracts or leases, brokerage commissions and fees, taxes, and reasonable professional fees and expenses arising from and after the Effective Date, PROVIDED, HOWEVER, that Net Proceeds shall not include the Class 5 Cash if the Lien Release Condition is satisfied or waived by the Agent and the Requisite Lenders in their sole discretion; PROVIDED FURTHER, that the Net Proceeds shall not include the Seller Tax Indemnities, which shall be owned and retained by UniCapital subject to Section 6.01(c) of the Plan; PROVIDED FURTHER, that Net Proceeds shall not include any tax attributes or benefits that may be realized or deemed realized by Newco or through or as a result of the ownership of any interest in Newco, Asset LLC, Litigation LLC or the Reorganized Debtors.

          Section 1.105 NET PROCEEDS SHARING PAYMENT has the meaning set forth in Section 5.05(b).

          Section 1.106 NEWCO means a Delaware corporation to be formed by UniCapital which shall, as of the Effective Date, after the transactions described in Article VI of the Plan, be a wholly-owned subsidiary of Bank of America or its designee.

          Section 1.107 NEWCO ASSUMED DEBT means all liabilities and obligations to pay and satisfy the portion of the Allowed Revolving Lender Claims not deemed satisfied by the transfer of the stock of Newco to Bank of America or its designee, evidenced by such instruments as the Agent may reasonably request.

          Section 1.108 OLD UNICAPITAL COMMON STOCK means the common stock or Interests issued by UniCapital and outstanding immediately prior to the Effective Date or held in treasury.

          Section 1.109 OPERATING AGREEMENTS means the operating agreements with respect to Asset LLC and Litigation LLC.

          Section 1.110 ORDINARY COURSE PROFESSIONALS ORDER means the Order Authorizing Debtors to Employ, Retain, and Compensate Professionals In Ordinary Course, dated February 20, 2001 and any subsequent notices filed pursuant to the Ordinary Course Professionals Order, authorizing the Debtors to retain, employ and compensate certain professionals in the ordinary course of the Debtors' businesses.

          Section 1.111 OTHER SECURED CLAIMS means all Allowed Secured Claims other than the Revolving Lender Claims and the Lehman Secured Claim.

          Section 1.112 P&C AGREEMENT means that certain payment and collection agreement dated as of March 28, 2000, as amended, between Bank of American, N.A., Norwest Bank Minnesota, National Association and the UniCapital Entities (as such term is defined in the P&C Agreement).

          Section 1.113 PFSC means Portfolio Financial Servicing Company, a Delaware corporation, or its successor by merger, replacement or otherwise as designated by the Agent.

          Section 1.114 PAYING AGENT means the Agent with respect to the Revolving Lender Claims, stock transfer agents, agents contractually authorized and/or obligated to make Distributions to holders of Allowed Claims and similar intermediaries and agents participating in making or conveying Distributions as required by the Plan.

          Section 1.115 PENALTY CLAIM means any Claim, or portion of a Claim, seeking payment for a fine, penalty or forfeiture, or for multiple, exemplary or punitive damages, to the extent that such fine, penalty, forfeiture or damages are not compensation for actual pecuniary loss suffered by the holder of such Claim; PROVIDED, that the holder of a Penalty Claim may also have a Claim in another Class for the portion of its Claim which is not a Penalty Claim.

          Section 1.116 PERMITTED AVOIDANCE ACTION COSTS means the reasonable costs and expenses charged by TS&S and any other professional advisors retained by Litigation LLC to assist TS&S in connection with the prosecution and resolution of the Permitted Avoidance Actions for the period from the Effective Date through the Termination Date.

          Section 1.117 PERMITTED AVOIDANCE ACTIONS means Causes of Action arising under section 547(b) of the Bankruptcy Code against the Persons identified by the Committee and agreed to by the Debtors and the Agent; PROVIDED, that such Persons shall not include: (i) insiders or affiliates of the Debtors, including without limitation those Persons that were insiders or affiliates within one year prior to the Petition Date; (ii) Bank of the America, the Agent, the Lenders and their respective officers, directors, agents, affiliates, advisors, employees and representatives, Clifford Chance Rogers & Wells, LLP, Arthur Andersen LLP, and any of the professional advisors of any of the foregoing; (iii) other holders of Secured Claims; (iv) the TAA Parties, the Securitization 1999 Subsidiaries and the Securitization 2000 Subsidiaries, and their respective officers, directors, agents, affiliates, advisors, employees and representatives, and any of the professional advisors of any of the foregoing; (v) any Equipment Lessees; (vi) any equipment vendors with Secured Claims or other rights of recourse against property of the Estates or against Equipment Lessees; (vii) Portland; and/or (viii) PFSC; PROVIDED, HOWEVER, that any of the foregoing Persons may still be a defendant in an action brought by Litigation LLC, the Reorganized Debtors or Asset LLC to the extent such Person is not released under the Plan.

          Section 1.118 PERSON means an individual, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, association, joint venture, trust, estate, unincorporated organization, or a government or any agency or political subdivision thereof.

          Section 1.119 PETITION DATE means December 11, 2000, the date upon which the chapter 11 petitions of each of the Debtors were filed with the exception of Aircraft 23651, Inc., for which Petition Date means March 22, 2001.

          Section 1.120 PLAN means this chapter 11 plan of reorganization, including, without limitation, such Exhibit Appendices and other Exhibits and schedules as may be Filed in connection with the Plan, as such may be altered, amended, or otherwise modified from time to time.

          Section 1.121 PORTLAND means UniCapital Operations Group, Inc.

          Section 1.122 PORTLAND ASSETS means the property of Portland.

          Section 1.123 PORTLAND RESERVE SHARING PAYMENT has the meaning set forth in Section 7.01(d) of the Plan.

          Section 1.124 PORTLAND SALE PROCEEDS means the Cash proceeds received by the Debtors prior to the Petition Date from the sale of the Portland Assets in the amount of $10,000,000, which is subject to the Allowed Lien of the Agent for the benefit of itself and the Lenders.

          Section 1.125 POTENTIAL DEFENDANT means any Person who may be subject to an avoidance action under Chapter 5 of the Bankruptcy Code, a D&O Claim, a Lease Collection Action or any other Cause of Action, but only to the extent such Person is not released under the Plan.

          Section 1.126 PORTLAND TRANSACTION means the sale of the Portland Assets to PFSC pursuant to a certain purchase agreement and related documents dated as of December 1, 2000, and the execution of the Servicing Agreements.

          Section 1.127 PRE-PETITION CLAIM means any Claim arising on or prior to the Petition Date.

          Section 1.128 PRE-PETITION LENDER INDEBTEDNESS means the obligations arising under or with respect to the Credit Agreement and all other documents and agreements executed in connection therewith, as amended, modified, supplemented or restated from time to time prior to the Petition Date, in the approximate aggregate principal amount of $243,000,000, together with accrued and unpaid interest, including interest arising after the Petition Date through the date the Pre-Petition Lender Indebtedness is indefeasibly paid in full in Cash, without regard to the limitations in Bankruptcy Code ss. 506, other contingent obligations and costs and expenses, including, without limitation, attorneys' fees, other professional fees and disbursements.

          Section 1.129 PRIORITY CLAIMS means, collectively, all Priority Non-Tax Claims and Priority Tax Claims.

          Section 1.130 PRIORITY CLAIMS RESERVE means a reserve or reserves established by UniCapital, in separate segregated accounts, to fund (a) Allowed Priority Tax Claims as of the Effective Date, (b) Allowed Priority Non-Tax Claims as of the Effective Date, (c) the Disputed Tax Reserve, (d) the Disputed Non-Tax Reserve, and (e) the Tax Indemnity Reserve. The Priority Claims Reserve shall be funded and used as provided in Article VII of the Plan.

          Section 1.131 PRIORITY NON-TAX CLAIM means any Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code, other than (a) an Administrative Claim, or (b) a Priority Tax Claim.

          Section 1.132 PRIORITY RESERVE REPAYMENT AMOUNT has the meaning set forth in Section 7.01(d) of the Plan.

          Section 1.133 PRIORITY TAX CLAIM means any Claim entitled to priority pursuant to section 507(a)(8) of the Bankruptcy Code.

          Section 1.134 PROFESSIONALS means the attorneys, accountants and other professionals whose retention has been approved by the Court in the Chapter 11 Cases.

          Section 1.135 PROFESSIONAL FEES means the compensation and reimbursement of expenses of Professionals.

          Section 1.136 RATABLE or RATABLE SHARE means a number (expressed as a percentage) equal to the proportion that an Allowed Claim bears to the aggregate amount of Allowed Claims in the same Class plus Disputed Claims (each in their aggregate Face Amount) in such Class as of the date of determination. Section
1.137 REINSTATED means leaving unaltered the legal, equitable and contractual rights to which a Claim entitles the holder of such Claim, in accordance with section 1124 of the Bankruptcy Code.

          Section 1.138 RELEASED OFFICERS means those directors and officers of the Debtors who are listed on the Corporate Exhibit Appendix as "Released Officers."

          Section 1.139 RELEASED PORTLAND PROCEEDS has the meaning set forth in
Section 7.01(d) of the Plan.

          Section 1.140 REORGANIZED DEBTORS means each of the Debtors, other than UniCapital, together with any successors thereto by merger, consolidation, or otherwise, on and after the Effective Date.

          Section 1.141 REQUISITE LENDERS means the individual Lenders comprising more than one-half in number of all Lenders (other than participants) and holding at least two-thirds of the aggregate amount outstanding under the Credit Agreement calculated without giving effect to any sales of participations.

          Section 1.142 REVOLVING LENDER CLAIMS means the sum (without duplication) of all Claims of the Agent and the Lenders arising under or with respect to the Credit Agreement, the DIP Loans, the Cash Collateral Orders and the Plan, including, without limitation, (i) the Pre-Petition Lender Indebtedness, (ii) the outstanding balance of the DIP Loans, (iii) the amount of the Administrative Claims Reserve funded on the Effective Date LESS any amounts returned to the Agent under Section 7.01(b) of the Plan, (iv) amounts paid from and after the Effective Date to fund the Administrative Expense Budget LESS any unused amounts returned to the Agent under Section 7.01(c) of the Plan, (v) Claims for reimbursement, whether arising before or after the Petition Date or following the Effective Date, of all remaining, unpaid reasonable costs, fees and expenses of the Agent and the Lenders (including their respective legal, financial advisor and other professional fees and expenses), and (vi) any other amounts comprising the Revolving Lender Distribution.

          Section 1.143 REVOLVING LENDER DISTRIBUTION means an amount equal to the sum (without duplication) of (i) the first $200,000,000 of Net Proceeds,
(ii) the amount of the DIP Loans made during the Chapter 11 Cases which have not been repaid by the Effective Date, (iii) the amount of the Administrative Claims Reserve funded on the Effective Date LESS any amounts returned to the Agent under Section 7.01(b) of the Plan, and any additional amounts used to fund Allowed Administrative Claims and other reserves as may be required in connection with the confirmation of the Plan LESS portions thereof that are returned to the Agent under the Plan, (iv) amounts paid from and after the Effective Date to fund the Administrative Expense Budget LESS any unused amounts returned to the Agent under Section 7.01(c) of the Plan, (v) the aggregate amount of Cash Collateral held by the Debtors as of the Effective Date LESS any such Cash Collateral actually swept and paid to the Agent under the Plan or Confirmation Order, (vi) an amount equal to (x) the aggregate amount of Cash Collateral used by the Debtors during their Chapter 11 Cases which use of Cash Collateral shall include the reimbursement of reasonable legal, financial advisor and other professional fees and expenses incurred by the Agent and the Lenders LESS (y) any Excess Cash Collateral Sweeps actually used to permanently reduce the Pre-Petition Lender Indebtedness; (vii) the amount (without duplication) of the Minimum Funding Requirement, the Additional Funding Requirement, and, if any, the Subsequent Funding Requirement; and (viii) any amounts paid by the Agent pursuant to the D&O Indemnities. The Revolving Lender Distribution shall not be funded from the Class 5 Cash, which shall be used exclusively to fund Distributions to the holders of Allowed Class 5 Claims and the Class 5 Litigation Costs, free and clear of any Liens of the Agent and the Lenders, provided that the Lien Release Condition shall have been satisfied or waived by the Agent and the Requisite Lenders in their sole discretion.

          Section 1.144 SCHEDULES means the schedules of assets and liabilities and the statement of financial affairs, as each may be amended from time to time, Filed by the Debtors as required by Bankruptcy Code section 521 and the Bankruptcy Rules.

          Section 1.145 SECURED CLAIM means a Claim, other than the Allowed Revolving Lender Claims, secured by a Lien on any Asset of the Debtors, or right of setoff, which Lien or right of setoff, as the case may be, is valid, perfected and enforceable under applicable law and is not subject to avoidance under the Bankruptcy Code or applicable non-bankruptcy law, but only to the extent of the value, pursuant to section 506(a) of the Bankruptcy Code, of any interest of the holder of the Claim in property of the Estate(s) securing such Claim; PROVIDED, that with respect to Class 3 Claims, the Secured Claims comprising such Class shall be equal to the respective Collateral Values set forth in an Exhibit to the Disclosure Statement.

          Section 1.146 SECURITIZATION 1999 SUBSIDIARIES means UCP 99-1 LLC I (a Nevada limited liability company) and UCP 99-1 LLC II (a Nevada limited liability company).

          Section 1.147 SECURITIZATION 2000 SUBSIDIARIES means UniCapital 2000-1 LLC I (a Nevada limited liability company) and UniCapital 2000-1 LLC II (a Nevada limited liability company).

          Section 1.148 SECURITIZATION COLLATERAL means all collateral pledged by the Securitization Subsidiaries and the Debtors to secure their respective obligations under the Securitizations.

          Section 1.149 SECURITIZATION SUBSIDIARIES means the Securitization 1999 Subsidiaries and the Securitization 2000 Subsidiaries.

          Section 1.150 SECURITIZATIONS means those certain securitization transactions pursuant to that certain Indenture, dated August 1, 1999, with the Securitization 1999 Subsidiaries as issuers of certain equipment contract backed notes, and that certain Indenture, dated March 1, 2000, with the Securitization 2000 Subsidiaries as issuers as issuers of certain equipment contract backed notes.

          Section 1.151 SECURITY means security as defined in Section 101 of the Bankruptcy Code.

          Section 1.152 SELLER TAX INDEMNITY means any claim, right, privilege or benefit of a Debtor arising under any agreement or obligation, contractual or otherwise, of any Person that was a non-Debtor party to any agreement involving the acquisition (whether of stock or assets), merger into or exchange of interests in a Debtor, to indemnify, hold harmless, reimburse or otherwise contribute to a Debtor or its affiliates with respect to or in connection with any tax, assessment, levy, charge or fee, or any interest or penalty thereon, due or owing to any governmental authority or agency.

          Section 1.153 SERVICING AGREEMENTS means that certain Servicing Agreement by and among PFSC, UniCapital and certain of its affiliates dated as of December 1, 2000, as it may be amended from time to time, and that certain Transition Services Agreement between PFSC and UniCapital dated as of December 1, 2000, as it may be amended from time to time.

          Section 1.154 STATE GOVERNMENTAL AUTHORITY means any state, city, county or local governmental authority or agency.

          Section 1.155 SUBORDINATED CLAIM means any Claim, except for the Allowed Revolving Lender Claims, that is subject to subordination under Section 510 of the Bankruptcy Code, including, without limitation, any Claim arising from the rescission of a purchase or sale of a Security of the Debtors or affiliates of the Debtors, for damages from the purchase or sale of a Security of the Debtors or affiliates of the Debtors, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such Claim.

          Section 1.156 SUBSEQUENT FUNDING REQUIREMENT means an amount no greater than $1,000,000, subject to the conditions set forth in Section 5.05(b) of the Plan.

          Section 1.157 SUBSIDIARY means any entity of which UniCapital owns directly or indirectly all of the outstanding Interests.

          Section 1.158 SUPPLEMENTAL APPENDIX means the schedules of assumed executory contracts and unexpired leases (in addition to those other contracts and leases assumed pursuant to Section 10.01 of the Plan) and Disputed Claims (in addition to those otherwise defined as "Disputed Claims" in the Plan) to be Filed on the Exhibit Filing Date.

          Section 1.159 SUPPLEMENTAL NET PROCEEDS PAYMENT has the meaning set forth in Section 5.05(b) of the Plan.

          Section 1.160 TAA means the Amended and Restated Transfer and Administration Agreement, dated as of August 16, 1999 (as amended, restated, and supplemented from time to time) by and among the TAA Parties, together with all documents referenced therein or executed in connection therewith and all transactions contemplated thereby.

          Section 1.161 TAA COLLATERAL means all collateral pledged by UCP Qualifying SPE 1998-1 Limited Partnership and UCP Operating SPE 1998-1 Limited Partnership under the TAA to secure the obligations under the TAA.

          Section 1.162 TAA PARTIES means Kitty Hawk Funding Corporation (a Delaware corporation), the Bank Investors parties to the TAA, the TAA Subsidiaries, PFSC and Bank of America, N.A., as agent and Bank Investor.

          Section 1.163 TAA SUBSIDIARIES means UCP Qualifying SPE 1998-1 Limited Partnership (a Nevada limited partnership) and UCP Operating SPE 1998-1 Limited Partnership (a Nevada limited partnership).

          Section 1.164 TAA PURCHASE AGREEMENT means the Receivables Purchase Agreement, dated June 22, 1998 (as amended, restated, and supplemented from time to time), by and among UniCapital, UniCapital Funding Corporation and the TAA Subsidiaries.

          Section 1.165 TAX INDEMNITY has the meaning set forth in Section 7.12 of the Plan.

          Section 1.166 TAX INDEMNITY RESERVE means the reserve to be established on the Effective Date from the Portland Sale Proceeds in an amount to be determined by the Agent, in its sole discretion, to be used solely to satisfy claims under the Tax Indemnity.

          Section 1.167 TERMINATION DATE has the meaning set forth in Section 5.05(c) of the Plan.

          Section 1.168 TREASURY REGULATION means those regulations promulgated pursuant to the Internal Revenue Code of 1986, as amended.

          Section 1.169 TS&S means Togut, Segal & Segal LLP, counsel to the Committee.

          Section 1.170 UNCLAIMED PROPERTY means any Distributions unclaimed on or after the Initial Distribution Date. Unclaimed Property shall include: (a) checks (and the funds represented thereby) (i) mailed to a Distribution Address and returned as undeliverable without a proper forwarding address or (ii) not mailed or delivered because no Distribution Address to mail or deliver such property was available, and (b) funds for checks delivered but uncashed within one year after the applicable Distribution Date.

          Section 1.171 UNICAPITAL means UniCapital Corporation, a Debtor or its successor by merger or otherwise. Any reference to the rights, obligations and duties of UniCapital as "Disbursing Agent" shall apply to UniCapital or its successor Disbursing Agent, as applicable.

          Section 1.172 UNICAPITAL EQUITY INTERESTS means all Equity Interests in UniCapital.

          Section 1.173 U.S. TREASURY RATE means the rate of interest per annum (rounded upward, if necessary, to the nearest whole 1/100 of 1%) equal to the yield equivalent (as determined by the Secretary of the Treasury) of the average accepted auction price for the last auction of 90-day United States Treasury bills settled at least fifteen days prior to the Effective Date.

          Section 1.174 U.S. TRUSTEE FEES means all fees and charges assessed against the Estates by the United States Trustee and due pursuant to section 1930 of title 28 of the United States Code.

          C. RULES OF CONSTRUCTION.

          Section 1.175 GENERALLY. For purposes of the Plan, (a) any reference in the Plan to an existing document or Exhibit Filed or to be Filed means such document or Exhibit as it may have been or may be amended, modified or supplemented; (b) unless otherwise specified, all references in the Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to the Plan; and (c) the rules of construction set forth in Bankruptcy Code section 102 and the Bankruptcy Rules shall apply unless superseded herein or in the Confirmation Order.

          Section 1.176 EXHIBITS. All Exhibits, when Filed, are incorporated into and are a part of the Plan as if set forth in full herein. The Exhibit Appendices shall be filed on the Exhibit Filing Date.

          Section 1.177 TIME PERIODS. In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

          Section 1.178 MISCELLANEOUS RULES. (i) The words "herein," "hereof," "hereunder," and other words of similar import refer to the Plan as a whole, not to any particular Section, subsection, or clause, unless the context requires otherwise; (ii) whenever it appears appropriate from the context, each term stated in the singular or the plural includes the singular and the plural, and each pronoun stated in the masculine, feminine or neuter includes the masculine, feminine and the neuter; and (iii) captions and headings to Articles and Sections of the Plan are inserted for convenience or reference only and are not intended to be a part of or to affect the interpretation of the Plan.

                                  ARTICLE II.

                    COMPROMISE AND SETTLEMENT; GENERAL RULES
                            REGARDING CLASSIFICATION
                             OF CLAIMS AND INTERESTS
                   ------------------------------------------

          Section 2.01 COMPROMISE AND SETTLEMENT.

          (a) The Plan represents and incorporates a proposed Compromise and Settlement, pursuant to Bankruptcy Code section 1123(b)(A) and Bankruptcy Rule 9019, of certain issues related primarily to: (i) whether the Assets and liabilities of the Estates of each of the Debtors should be aggregated and pooled for the limited purpose of Plan voting and the administrative convenience of identifying and making payments to creditors, (ii) whether and to what extent proceeds from the sale of certain Assets should be allocated among the Debtors based upon their respective claims of ownership to certain Assets sold thereunder, (iii) the amount and priority of certain Intercompany Claims, (iv) the payment of the Revolving Lender Claims and the release by the Agent for itself and on behalf of the Lenders of their Allowed Lien upon the Class 5 Cash for the benefit of the Debtors and their Estates (provided that the Lien Release Condition is satisfied or waived by the Agent and the Requisite Lenders in their sole discretion), (v) the treatment of tax claims which may be owed by the Debtors, the TAA Subsidiaries, the Securitization Subsidiaries and other Subsidiaries and the treatment of state and local tax returns which have been filed by the Debtors, the TAA Subsidiaries, the Securitization Subsidiaries and other Subsidiaries, (vi) the treatment of the TAA and the Estates' receipt of cash flow from and residual interests in the TAA Collateral, (vii) the release of the Committee Preserved Issue and the funding of the Class 5 Cash, and (viii) the release of all claims against the Debtors, their affiliates and Subsidiaries and their respective agents, employees, attorneys, professionals, officers and directors who have served in such capacities during the Chapter 11 Cases with respect to all issues related to the Debtors, including the Portland Transaction, and of all claims against the Agent, the Lenders, the TAA Parties, Portland, PFSC, Newco, Asset LLC and Litigation LLC and their respective agents, employees, affiliates, subsidiaries, attorneys, professionals, officers and directors with respect to all issues related to the Debtors, including the Portland Transaction. The provisions of the Plan relating to the above matters and the treatment of each Class of Claims under the Plan reflect this Compromise and Settlement, which, upon the Confirmation Date, shall be binding upon the Debtors, all Creditors, and all Persons whether or not such Persons have voted to accept or reject the Plan.

          (b) As part of the aforementioned Compromise and Settlement, (i) Bank of America as agent and Bank Investor pursuant to the TAA, and each of the other Bank Investors pursuant to the TAA, shall receive full payment of all principal, interest, fees and expenses, to the extent of the assets of the TAA Subsidiaries, prior to any claims or interests of the Estates in such assets; and (ii) the TAA Subsidiaries shall waive their claims against the Debtors resulting from the exercise by Bank of America as agent pursuant to the TAA of it rights of recourse against the TAA Subsidiaries pursuant to the second, third and fourth sentences of the second paragraph of section 2.9 of the TAA to the extent that such claims by the TAA Subsidiaries would result in Bank of America, as

Bank Investor, receiving recoveries from the Debtors on account of such rights of recourse, whether under the TAA, the TAA Purchase Agreement or otherwise (but the TAA Subsidiaries do not waive such claims against the Debtors to the extent that such claims would result in additional recoveries to Lehman as Bank Investor), and (iii) Bank of America, as Bank Investor pursuant to the TAA shall consent to the waiver of such claims of the TAA Subsidiaries against the Debtors, and shall waive (I) any related lien rights Bank of America as Bank Investor pursuant to the TAA may have in such claims of the TAA Subsidiaries against the Debtors, as set forth in the preceding clause 2.01(b)(ii), and (II) any claims that it may hold against the Debtors in connection with such claims of the TAA Subsidiaries, whether under the TAA, the TAA Purchase Agreement or otherwise.

          Section 2.02 GENERAL RULES OF CLASSIFICATION UNDER THE BANKRUPTCY CODE. In accordance with Bankruptcy Code section 1123(a)(1), Administrative Claims and Priority Tax Claims have not been classified and thus are excluded from the Classes. All other Claims and Interests have been classified. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest falls within the description of that Class and is classified in other Class(es) to the extent that any remainder of the Claim or Interest falls within the description of such other Class(es). A Claim is also placed in a particular Class for the purpose of receiving Distributions pursuant to the Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released, or otherwise settled prior to the Effective Date. Notwithstanding the foregoing provisions of this paragraph, Class 1 shall consist of all amounts described in the definition of "Revolving Lender Claims" in the Plan, and no such amounts shall be classified in other Class(es) for any purposes under the Plan.

          Section 2.03 UNDERSECURED CLAIMS. Except with respect to the Class 1 Revolving Lender Claims, to the extent that the amount of an Allowed Claim is greater than the Collateral Value of the Collateral securing such Claim, subject to section 1111(b) of the Bankruptcy Code, such Claim is classified both in the Class 3 Claims to the extent of such Collateral Value and Class 5 or 6 (as appropriate) for the excess of such Claim over the applicable Collateral Value. Unless the holder of a Class 3 Claim objects prior to the Effective Date and a different amount is determined by Final Order of the Bankruptcy Court, the occurrence of the Effective Date shall conclusively establish the Collateral Value of the Collateral underlying a Class 3 Claim as the amount set forth on an Exhibit to the Disclosure Statement. Notwithstanding anything to the contrary herein, absent a Final Order or agreement fixing the Allowed amount of a Secured Claim or the scheduling of such Secured Claim as liquidated, nondisputed and noncontingent on the relevant Debtor's Schedules, the relevant Debtor and/or Reorganized Debtor is not bound by a classification made or implied by a claimant with respect to any particular Claim; PROVIDED, that the classification and definition of the Revolving Lender Claims herein shall be binding for all purposes.

          Section 2.04 PENALTY CLAIMS. To the extent any Allowed Claims include amounts which are Penalty Claims, any such Claim or demand for any such Penalty Claim will be a Class 7 Claim and the holders of such Class 7 Claims shall not assess or attempt to collect such Penalty Claims from the Reorganized Debtors, Asset LLC or Litigation LLC or their respective Assets or properties.

                                  ARTICLE III.

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS
                  ---------------------------------------------

          Section 3.01 SUMMARY. Claims, other than Administrative Claims and Priority Tax Claims, are classified for all purposes, including voting, confirmation, and distribution, as follows:

Class 1:  Allowed Revolving Lender      Class  1  consists  of  the  Allowed
          Revolving Claims              Lender Claims

Class 2:  Lehman Secured Claim          Class 2  consists  of the  Lehman
                                        Securied Claim

Class 3:  Other Secured Claims          Class 3 consists of Other Secured Claims

Class 4:  Priority Non-Tax Claims       Class 4 consists of all  Priority
                                        Non-Tax Claims

Class 5:  General Unsecured Claims      Class 5 consists of all General
                                        Unsecured Claims

Class 6:  Subordinated Claims           Class  6  consists  of  all
                                        Subordinated Claims

Class 7:  Penalty Claims                Class 7 consists of all Penalty Claims

Class 8:  UniCapital Equity Interests   Class 8 consists  of all  UniCapital
                                        Equity Interests

                                  ARTICLE IV.

                        TREATMENT OF UNCLASSIFIED CLAIMS
                        --------------------------------

          Section 4.01 ADMINISTRATIVE CLAIMS. Except to the extent the Debtors (prior to the Effective Date) or UniCapital, with the consent of the Agent (after the Effective Date) and the holder of an Allowed Administrative Claim agree to a different treatment, from and after the Effective Date the Reorganized Debtors or UniCapital, as the case may be, shall pay to each holder of an Allowed Administrative Claim, Cash, in an amount equal to such Allowed Administrative Claim, on the later of (i) the Initial Distribution Date and (ii) thirty days after the date on which such Administrative Claim becomes an Allowed Administrative Claim, or as soon thereafter as is practicable; PROVIDED, HOWEVER, that from and after the Effective Date, Administrative Claims representing obligations incurred from and after July 31, 2001 for goods or services rendered in the ordinary course of business of the Debtors (other than Professional Fees, amounts due under leases or other pre-petition agreements that are not assumed by the Debtors or are rejected or deemed rejected by the Debtors, and amounts due with respect to Class 2 and Class 3 Claims) which have not been paid pursuant to the Cash Collateral Orders shall be deemed Allowed (unless expressly Disallowed by Final Order) and shall be paid by the Reorganized Debtors or Asset LLC, as the case may be, in accordance with the terms and conditions of the particular agreements from which such Allowed Administrative Claims arise; and PROVIDED FURTHER, that Professional Fees for the period prior to the Effective Date shall be paid upon entry of an order allowing such fees.

          Section 4.02 PRIORITY TAX CLAIMS.

          (a) PAYMENTS. Except as provided in Section 7.12 of the Plan and except to the extent the Debtors (prior to the Effective Date) or UniCapital (after the Effective Date), with the consent of the Agent, and the holder of an Allowed Priority Tax Claim agree to a different treatment, UniCapital shall make deferred Cash payments to each holder of a Priority Tax Claim over a period not exceeding six years from the date of assessment of such tax. Such payments shall be made to each such holder in equal quarterly installments (on the first day of each calendar quarter) of principal, plus simple interest accruing from the Effective Date at the U.S. Treasury Rate on the unpaid portion of each Priority Tax Claim; PROVIDED, HOWEVER, that UniCapital, with the consent of the Agent, shall have the right to prepay, in whole or in part, at any time on or after the Effective Date, without premium or penalty, any Priority Tax Claim or any remaining balance of such Claim. The first such payment shall be due on the first day of the calendar quarter commencing after the latest of (i) ninety days after the Effective Date, (ii) ninety days after the date on which an order allowing any such Claim becomes a Final Order, and (iii) such other date that is agreed on by the holder of an Allowed Priority Tax Claim and UniCapital, with the consent of the Agent, or as soon after the applicable date as may be practicable.

          (b) FUNDING OF PRIORITY TAX CLAIMS. The payment of all Allowed Priority Tax Claims shall be funded solely and exclusively as follows:

               (i) ALLOWED PRIORITY TAX CLAIMS. Priority Tax Claims which are Allowed as of the Effective Date shall be paid by UniCapital solely from the Priority Claims Reserve, except as provided in Section 7.12 of the Plan.

               (ii) DISPUTED PRIORITY TAX CLAIMS. Priority Tax Claims which are Disputed Claims as of the Effective Date shall be paid by UniCapital solely from the Disputed Tax Reserve, except as provided in Section 7.12 of the Plan.

          (c) UNICAPITAL AS DISBURSING AGENT. Subject to the provisions of
Article VII of the Plan, from and after the Effective Date, UniCapital shall be the sole entity liable to the holders of Priority Tax Claims and such holders of Priority Tax Claims shall have no claims against the Reorganized Debtors, Asset LLC, Litigation LLC, Newco or their respective properties or their respective officers and directors, whether current or former.

          (d) JURISDICTION OF BANKRUPTCY COURT. Any governmental unit that accepts Distributions with respect to its Allowed Priority Tax Claims agrees that by accepting such Distributions, such governmental unit is irrevocably, without further action on the part of such governmental unit, UniCapital, the Reorganized Debtors or any other party: (i) submitting to the jurisdiction of the Bankruptcy Court with respect to all actions, proceedings and disputes regarding any Claims of such governmental unit that have been or could have been asserted against the Debtors and their respective properties; (ii) waiving any immunity or defense to such jurisdiction or to the venue of the Bankruptcy Court as the forum for all actions, proceedings and disputes regarding such Claims; and (iii) agreeing that the Bankruptcy Court shall be the exclusive forum for hearing, litigating and resolving all actions, proceedings and disputes regarding such Claims, unless an alternative forum is agreed to by UniCapital, with the consent of the Agent, and such governmental unit.

          (e) STATE AND LOCAL TAX RETURNS AND LIABILITIES. The Plan incorporates a compromise and settlement under Section 9019 of the Bankruptcy Code, and the findings of the Bankruptcy Court in the Confirmation Order, regarding the treatment of state and local tax claims which may be owed by the Debtors and its Subsidiaries (including the TAA Subsidiaries and the Securitization Subsidiaries) and the treatment of state and local tax returns which have been filed by the Debtors and its Subsidiaries. In accordance with such compromise and settlement and the Confirmation Order: (i) no Priority Tax Claims shall be Allowed with respect to penalties or other amounts that could be assessed, charged or levied solely on account of the failure by the Debtors and their Subsidiaries, including the TAA Subsidiaries, to file state and local tax returns prior to the Effective Date in the names of the entities otherwise required, under applicable law, to file such returns; and (ii) all state and local tax returns filed by the Debtors and their Subsidiaries prior to the Effective Date shall be deemed to have been filed on behalf of all Debtors and Subsidiaries required to file such returns.

          Section 4.03 U.S. TRUSTEE FEES. The Debtors (prior to the Effective
Date) or UniCapital (after the Effective Date) shall pay all U.S. Trustee Fees until such time as the Court enters a final decree closing each of the Debtors' cases.

                                   ARTICLE V.

                  TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS
                  --------------------------------------------

          The holders of Allowed Claims in each Class shall receive the following distributions where applicable, on or after the Initial Distribution Date, unless another date is otherwise provided for herein or elsewhere under the Plan.

          Section 5.01 CLASS 1: ALLOWED REVOLVING LENDER CLAIMS

          (a) IMPAIRMENT. Holders of Allowed Claims in Class 1 are impaired and are entitled to vote to accept or reject the Plan in their capacity as holders of such Claims.

          (b) TREATMENT. The Agent, as holder of the Revolving Lender Claim, for itself and on behalf of the Lenders, shall receive the following: (i) all of the common stock of Newco, which shall be transferred and distributed by UniCapital to Bank of America or its designee in partial payment of the Allowed Revolving Lender Claims (but shall not be included for purposes of calculating the Revolving Lender Distribution); (ii) Net Proceeds in an amount equal to the Revolving Lender Distribution; (iii) prior to the Termination Date, after the Revolving Lender Distribution has been indefeasibly paid in full in Cash, fifty percent (50%) of each Distribution of Net Proceeds until such time as the Agent shall have received an aggregate amount from all Distributions equal to the Allowed Revolving Lender Claim; and (iv) after the Termination Date, after the Revolving Lender Distribution has been indefeasibly paid in full in Cash, one hundred percent (100%) of each Distribution of Net Proceeds until the Allowed Revolving Lender Claims have been paid in full. The Distribution of the common stock of Newco to Bank of America or its designee shall (x) be deemed to have been received by the Agent for all purposes under the Plan, and (y) be valued conclusively and irrebuttably for all purposes in accordance with the valuation set forth in the Corporate Exhibit Appendix, for purposes of determining the partial credit against the amount owed by UniCapital on account of the Allowed Revolving Lender Claims, and the amount of such partial credit shall be allocated entirely to the portion of the Allowed Revolving Lender Claims held by Bank of America as Lender. Except as the Agent may otherwise instruct in writing, the Distribution of the Revolving Lender Distribution and Net Proceeds as provided in clauses (ii) and (iii) above shall be made by Asset LLC and Litigation LLC to Newco, which shall then pay such amounts to the Agent, for itself and on behalf of the Lenders, in satisfaction of the Newco Assumed Debt.

          (c) COMMITTEE PRESERVED ISSUE. Upon the Effective Date, the Committee Preserved Issue shall automatically be released, waived, discharged and abandoned for all purposes, without any further action or order of the Bankruptcy Court.

          (d) MISCELLANEOUS. The Agent shall retain its Allowed Liens securing the Allowed Revolving Lender Claims, which Liens shall secure the Newco Assumed Debt. The Reorganized Debtors shall assume the Allowed Revolving Lender Claims, and shall have joint and several liability with Newco with respect to the Newco Assumed

Debt. UniCapital and the Reorganized Debtors shall execute and deliver such filings and documents as the Agent shall reasonably request with respect to the Newco Assumed Debt.

          Section 5.02 CLASS 2: LEHMAN SECURED CLAIMS.

          (a) IMPAIRMENT. Holders of Allowed Lehman Secured Claims in Class 2 are deemed impaired for purposes of voting on the Plan. Each holder of an Allowed Lehman Secured Claim in Class 2 is entitled to vote to accept or reject the Plan in its capacity as a holder of such Claim.

          (b) TREATMENT. From and after the Effective Date, each of the Allowed Lehman Secured Claims shall, at the sole option of the Debtors (exercised prior to the Effective Date) or Asset LLC (after the Effective Date), be (i) Reinstated with the holder of the Allowed Lehman Secured Claim retaining its Liens on the Lehman Collateral in accordance with the Lehman Credit Agreement,
(ii) satisfied by returning to the holder of the Allowed Lehman Secured Claim either the Lehman Collateral securing such Secured Claim or, on fifteen (15) days' prior notice to such holder, other Collateral of then equivalent value,
(iii) paid Cash in an amount, not to exceed the Allowed amount of such Claim, equal to the proceeds actually realized from the sale of any Collateral securing such Claim, less Excluded Amounts and the actual costs and expenses of disposing of such Collateral, or (iv) given such other treatment as may be agreed upon between the Debtors (prior to the Effective Date) or Asset LLC (after the Effective Date), as the case may be, and the holder of the Allowed Lehman Secured Claim. Prior to the exercise of the treatment set forth in this paragraph, such holder shall retain its Liens in the Lehman Collateral to the extent of its Allowed Claim and shall be entitled to any rights under Section 506(b) of the Bankruptcy Code. In the event that the Debtors or Asset LLC elect, pursuant to option (ii) above, to distribute to the holder of an Allowed Lehman Secured Claim the Collateral securing such Claim, the holder of such Claim may request that Asset LLC (a) attempt to sell the Collateral securing such Claim, or (b) abandon such Collateral. In the event that Asset LLC honors such a request and attempts to sell such Collateral securing such Claim or abandons such Collateral, all expenses relating thereto, including, but not limited to, storage expenses, shall be borne by the holder of the Allowed Lehman Secured Claim. Notwithstanding the foregoing, Asset LLC retains the right to decline to honor a request by the holder of an Allowed Lehman Secured Claim to attempt to sell such Collateral. In the event the Debtors or Asset LLC elect, pursuant to option (ii) above, to return other Collateral to such holder and such holder objects to such Collateral substitution after receipt of the 15-day notice described above, then the Debtors or Asset LLC, as applicable, may not effect such substitution without either the prior consent of such holder or a Final Order of the Bankruptcy Court authorizing such substitution.

          Section 5.03 CLASS 3: OTHER SECURED CLAIMS.

          (a) IMPAIRMENT. Holders of Allowed Claims in Class 3 are impaired. Each holder of an Allowed Secured Claim in Class 3 is entitled to vote to accept or reject the Plan in its capacity as a holder of such Claim.

          (b) TREATMENT. From and After the Effective Date, at the sole option of the Debtors (exercised prior to the Effective Date), with the consent of the Agent, or Asset LLC (exercised after the Effective Date), each holder of an Allowed Claim in Class 3 shall receive any of the following treatments: either:
(i) such holder shall retain the Lien(s) securing such Class 3 Claim, whether the Collateral subject to such Lien(s) is retained by the Debtor owing such Claim or transferred to another entity, to the extent of the Allowed amount of such Class 3 Claim, and shall receive all Cash proceeds received with respect to such Collateral net of Excluded Amounts, to the extent of the Allowed amount of such Class 3 Claim (E.G. all rental payments received by the Reorganized Debtors in the ordinary course, with respect to Equipment Leases pledged or sold to the holder of a Class 3 Claim); or (ii) Asset LLC or the Reorganized Debtors shall sell, subject to Section 363(k) of the Bankruptcy Code, any Collateral subject to the Lien(s) securing such Class 3 Claim, with such Lien(s) to attach to the Cash proceeds actually realized from such sale (less Excluded Amounts and the actual costs and expenses of disposing of such Collateral), and such proceeds shall be remitted to the holder of such Claim to the extent of the Allowed amount of such Claim; or (iii) Asset LLC or the Reorganized Debtors shall abandon the Collateral subject to the Lien(s) securing such Class 3 Claim to such holder, or on fifteen (15) days' prior notice to such holder, grant such holder a Lien on similar Collateral of then equivalent value; or (iv) such holder shall be given such other treatment as may be agreed upon between the Debtors (prior to the Effective Date) or Asset LLC (after the Effective Date), as the case may be, and the holder of such Claim. Any of the above treatments in subsections (i), (ii) and (iii) may be exercised in combination or in sequence as to any Allowed Class 3 Claim. For example, Asset LLC may distribute Cash proceeds as to some portion of the Collateral under subsection (i), while selling another portion of the Collateral under subsection (ii) and abandoning another portion of the Collateral under subsection (iii); or Asset LLC may initially distribute Cash proceeds as to the Collateral (or a portion of the Collateral) and subsequently elect to sell, abandon or replace such Collateral under subsection (ii) or (iii). In the event the Debtors or Asset LLC elect, pursuant to option (iii) above, to grant a Lien to the holder of an Allowed Class 3 Claim on similar collateral of then equivalent value, and such holder objects to such Collateral substitution after receipt of the 15-day notice described above, then the Debtors or Asset LLC, as applicable, may not effect such substitution without either the prior consent of such holder or a Final Order of the Bankruptcy Court authorizing such substitution.

          (c) LESSEE TAX PAYMENTS AND OTHER EXCLUDED AMOUNTS. Pursuant to Sections 105 and 506(c) of the Bankruptcy Code: (i) any holder of a Class 3 Claim that, prior to the Effective Date, has received any Lessee Tax Payments or other Excluded Amounts, either directly or thought its agent, shall immediately remit or cause its agent to remit all such amounts to PFSC; and (ii) any holder of a Class 3 Claim that, from and after the Effective Date, receives any Lessee Tax Payments or other Excluded Amounts, either directly or through its agent, shall remit or cause its agent to remit all such amounts to PFSC no later than five (5) Business Days after receipt. In the event a holder of a Class 3 Claim does not comply with the requirements of this paragraph, then UniCapital shall be authorized, upon application to the Court with notice to such holder and with the consent of the Agent, to enforce either or both of the following remedies:
(x) require any Person receiving Cash proceeds with respect to the Collateral subject to such holder's

Lien, to apply such proceeds first to the extent of all Excluded Amounts then due and remit such Excluded Amounts immediately to PFSC; and/or (y) change the servicing of such Collateral, such that all Cash proceeds are paid directly to PFSC, which shall then remit such proceeds to such holders after recovering all Excluded Amounts then due and the reasonable, necessary costs of preserving, disposing and servicing such proceeds and the related Collateral.

          (d) CREDIT FOR POST-PETITION PAYMENTS. All Cash proceeds remitted to the holders of Allowed Class 3 Claims net of Excluded Amounts from and after the Petition Date with respect to the Collateral related to such Claims, whether remitted directly to such holders by Equipment Lessees or other Persons or otherwise (E.G. rental payments made by Equipment Lessees in the ordinary course of business), shall be credited against the Allowed amounts of such Class 3 Claims and against the Collateral Values set forth in the Exhibit to the Disclosure Statement, for purposes of determining the amount of Cash proceeds otherwise due to such holders under this Section 5.03.

          (e) EXCLUSIVE TREATMENT. Notwithstanding any provision, term, representation, warranty, covenant or undertaking in any pre-petition agreement with the holder of a Class 3 Claim to the contrary, the treatment of Class 3 Claims under this Section 5.03 shall be the sole Distribution on account of Class 3 Claims and with respect to the Collateral securing such Claims and with respect to any documents, instruments and agreements underlying such Claims and any rights and remedies related thereto. The holders of Class 3 Claims shall receive no other Distributions or other treatment with respect to any rights or remedies under or related to such documents, instruments and agreements, and shall have no recourse as to UniCapital, the Reorganized Debtors, Asset LLC, Litigation LLC or Newco or their respective properties as to any such rights or remedies, except as otherwise expressly set forth in this Section 5.03 with respect to Allowed Class 3 Claims. Under no circumstance shall UniCapital, Asset LLC, Litigation LLC, Newco or any of the Reorganized Debtors have any remaining obligations under such documents, instruments and agreements, nor any liability or responsibility for any deficiency claim, collateral value shortfall or breach of any representation, warranty, covenant or agreement made by the Debtors in the event the value of the Collateral of any holder of an Allowed Class 3 Claim is insufficient to pay such Allowed Claim.

          Section 5.04 CLASS 4: PRIORITY NON-TAX CLAIMS.

          (a) IMPAIRMENT. Holders of Allowed Claims in Class 4 are not impaired. Each holder of an Allowed Priority Non-Tax Claim in Class 4 is not entitled to vote to accept or reject the Plan in its capacity as a holder of such Claim.

          (b) TREATMENT. Each holder of an Allowed Claim in Class 4 shall receive Cash in an amount equal to the amount of such Allowed Claim on the later of (i) the Initial Distribution Date, or (ii) the Distribution Date for Claims in Class 4 that were Disputed Claims and have become Allowed Claims, or as soon thereafter as is practicable. The payment of Allowed Priority Non-Tax Claims shall be funded solely and exclusively from the Priority Claims Reserve, subject to the provisions of Article VII of the Plan.

          Section 5.05 CLASS 5: GENERAL UNSECURED CLAIMS.

          (a) IMPAIRMENT. Holders of Allowed Claims in Class 5 are impaired and are entitled to vote to accept or reject the Plan.

          (b) TREATMENT. Subject to the provisions of the Plan, including the provisions of Sections 5.01(c) and 5.01(d) below, the holders of Allowed Class 5 Claims shall receive, in the aggregate, the Minimum Funding Requirement, the Additional Funding Requirement, the Subsequent Funding Requirement (if any), the Net Proceeds Sharing Payment (if any), and the Supplemental Net Proceeds Payment (if any), as follows:

              (i) MINIMUM FUNDING REQUIREMENT: The Minimum Funding Requirement shall be indefeasibly paid by the Agent into the Class 5 Escrow Account on the Effective Date.

              (ii) ADDITIONAL FUNDING REQUIREMENT: The Additional Funding Requirement shall be paid into the Class 5 Escrow Account, as follows:

                   (I) EXCESS PORTLAND PROCEEDS: The Excess Portland Proceeds, if any, shall be paid by the Agent into the Class 5 Escrow Account on the Effective Date, pursuant to Section 7.01(d) of the Plan.

                   (II) PORTLAND RESERVE SHARING PAYMENT: The Portland Reserve Sharing Payment, if any, shall be paid by the Agent into the Class 5 Escrow Account within thirty (30) days after the third anniversary of the Effective Date, pursuant to Section 7.01(d) of the Plan.

                   (III) PERMITTED AVOIDANCE ACTIONS: The gross proceeds realized from any judgments or settlements reached in connection with the Permitted Avoidance Actions shall be paid into the Class 5 Escrow Account when received; PROVIDED, that upon the earlier to occur of (x) the first Business Day that $10,000,000, in the aggregate, has been disbursed to the Class 5 Escrow Account to fund the Class 5 Cash (including the Class 5 Litigation Costs), (y) the payment by the Agent of the Subsequent Funding Requirement, or (z) the Termination Date, then any net proceeds of the Permitted Avoidance Actions thereafter recovered or then held by any party, after payment of reasonable costs and expenses (including the professional fees and expenses incurred by TS&S and Deloitte for the period from and after the Termination Date) incurred in connection with the prosecution and resolution of the Permitted Avoidance Actions, shall be remitted to the Agent for disbursement to the holders of Allowed Class 1 Claims in accordance with the terms of the Plan.

              (iii) SUBSEQUENT FUNDING REQUIREMENT: The Subsequent Funding Requirement shall be paid by the Agent into the Class 5 Escrow Account on the first Business Day after the third anniversary of the Effective Date, but only if, as of such third anniversary, the aggregate of the Minimum Funding Requirement and the Additional Funding Requirement, without deducting the Class 5 Litigation Costs, has not exceeded $6,000,000, and in such event the Subsequent Funding Requirement shall be paid only to the extent necessary to increase such aggregate amount to $6,000,000. Upon payment by the Agent of the Subsequent Funding Requirement, if any, holders of Allowed Class 5 Claims shall receive no further Distributions except with respect to amounts theretofore deposited into the Class 5 Escrow Account (less the Class 5 Litigation Costs) and the Supplemental Net Proceeds Payment (if any).

              (iv) NET PROCEEDS SHARING PAYMENT. The following amount of Net Proceeds (the "Net Proceeds Sharing Payment") shall be paid by Asset LLC, Litigation LLC and/or the Reorganized Debtors, as the case may be, to UniCapital as Disbursing Agent, which shall deposit such amounts into the Class 5 Escrow Account up to and including the third anniversary of the Effective Date: (I) if the Revolving Lender Distribution has been indefeasibly paid in full in Cash prior to such third anniversary, fifty percent (50%) of each Distribution of Net Proceeds thereafter until such time as the Lenders shall have received an aggregate amount from all Distributions equal to the Allowed Revolving Lender Claims; and (II) after the Allowed Revolving Lender Claims have been indefeasibly paid in full, all remaining Distributions of Net Proceeds up to and including such third anniversary.

              (v) SUPPLEMENTAL NET PROCEEDS PAYMENT. In the event the Allowed Revolving Lender Claims are indefeasibly paid in full at any time in accordance with the terms of the Plan, then Asset LLC, Litigation LLC and/or the Reorganized Debtors, as the case may be, shall pay an amount equal to the sum of all remaining Net Proceeds (the "Supplemental Net Proceeds Payment") to UniCapital as Disbursing Agent, which shall deposit such amounts first, into the Class 5 Escrow Account as Class 5 Cash, for the purpose of funding additional Distributions to the holders of Allowed Class 5 Claims until such holders are paid the Allowed amounts of their Claims in full, and next, to the holders of Allowed Claims in Classes 6, 7 and 8 in the order of priority set forth in the Bankruptcy Code.

              (vi) PAYMENTS TO HOLDERS OF ALLOWED CLASS 5 CLAIMS. On the first Distribution Date after any payment of Class 5 Cash into the Class 5 Escrow Account, UniCapital as Disbursing Agent shall distribute a Ratable Share of the Available Cash in the Class 5 Escrow Account to each holder of an Allowed Class 5 Claim.

          (c) MAXIMUM DISTRIBUTIONS TO CLASS 5. Notwithstanding anything in the Plan to the contrary, as of the date (the "Termination Date") the sum of payments deposited into the Class 5 Escrow Account pursuant to the Minimum Funding Requirement, the Additional Funding Requirement, the Subsequent Funding Requirement and the Net Proceeds Sharing Payment is, at any time prior to the third anniversary of the Effective Date, equal to the Class 5 Distribution Amount, then:

              (i) except for the Supplemental Net Proceeds Payment (if any), no further amounts shall be paid into the Class 5 Escrow Account for purposes of Class 5 Distributions, including with respect to the Subsequent Funding Requirement, any further amounts under the Additional Funding Requirement (including further proceeds of Permitted Avoidance Actions and the Portland Tax Sharing Payment), or the

Net Proceeds Sharing Payment, and all such further amounts and Net Proceeds that are subsequently received by any Person shall be remitted to the Agent until the Allowed Revolving Lender Claims are indefeasibly paid in full;

              (ii) holders of Allowed Class 5 Claims shall in the aggregate receive no further Distributions except with respect to (I) amounts theretofore deposited into the Class 5 Escrow Account (less the Class 5 Litigation Costs), and (II) the Supplemental Net Proceeds Payment (if any);

              (iii) each holder of an Allowed Class 5 Claim shall receive Distributions only up to the amount of such holder's Class 5 Claimant Amount (less a Ratable Share of the Class 5 Litigation Costs), plus a Ratable Share of the Supplemental Net Proceeds Payment (if any); and

              (iv) except with respect to the Minimum Funding Requirement which shall in all events remain as Class 5 Cash, any amounts remaining in the Class 5 Escrow Account with respect to Disputed Claims in Class 5 which have been Disallowed shall be remitted to the Agent until the Allowed Revolving Lender Claims are indefeasibly paid in full.

"Class 5 Distribution Amount," as used herein, means an amount equal to the greater of: (I) ten percent (10%) of the sum of all Allowed Class 5 Claims and all Disputed Claims in Class 5 and (II) the Minimum Funding Requirement, if greater. "Class 5 Claimant Amount," as used herein, means an amount equal to the greater of: (I) ten percent (10%) of the amount of each holder's Allowed Class 5 Claim, and (II) a Ratable Share of the Minimum Funding Requirement, if greater.

          (d) RELEASE OF COMMITTEE PRESERVED ISSUE; DISSOLUTION OF COMMITTEE. On the Effective Date, the Committee Preserved Issue shall automatically be released, waived, discharged and abandoned for all purposes and the Committee shall be dissolved and disbanded, without further action or order of the Bankruptcy Court. Notwithstanding such dissolution, TS&S may appear on behalf of Class 5, but not on behalf of any individual holder of a Class 5 Claim, to enforce the provisions of the Plan with respect to Class 5, and shall receive the reports described in Section 13.13 of the Plan.

          (e) RESPONSIBILITY FOR CLASS 5 CLAIMS. From and after the Effective Date, UniCapital as Disbursing Agent shall be sole entity liable for the Claims classified in Class 5 under the Plan, and the Reorganized Debtors shall have no liability or be responsible for any Claim classified in Class 5; PROVIDED, that Asset LLC, Litigation LLC and the Reorganized Debtors shall be severally responsible for remitting Net Proceeds to UniCapital as Disbursing Agent for purposes of any Class 5 Distributions of Net Proceeds required by the Plan. In lieu of a bond, UniCapital, as Disbursing Agent, will disburse funds from the Disputed Claims Reserve with respect to Disputed Class 5 Claims in accordance with the terms of the Confirmation Order.

          Section 5.06 CLASS 6: SUBORDINATED CLAIMS.

          (a) IMPAIRMENT. Holders of Subordinated Claims in Class 6 are impaired. For purposes of the Plan, each holder of a Subordinated Claim in Class 6 is conclusively presumed to have rejected the Plan and is not entitled to vote to accept or reject the Plan.

          (b) TREATMENT. Holders of Subordinated Claims shall receive no Distribution under the Plan, except for the Supplemental Net Proceeds Payment (if any).

          Section 5.07 CLASS 7: PENALTY CLAIMS.

          (a) IMPAIRMENT. Holders of Penalty Claims in Class 7 are impaired. For purposes of the Plan, each holder of a Penalty Claim in Class 7 is conclusively presumed to have rejected the Plan and is not entitled to vote to accept or reject the Plan.

          (b) TREATMENT. Holders of Penalty Claims shall receive no Distribution under the Plan, except for the Supplemental Net Proceeds Payment (if any).

          Section 5.08 CLASS 8: UNICAPITAL EQUITY INTERESTS.

          (a) IMPAIRMENT. The holders of the UniCapital Equity Interests in Class 8 are impaired. For purposes of the Plan, each holder of a UniCapital Equity Interest in Class 8 is conclusively presumed to have rejected the Plan and is not entitled to vote to accept or reject the Plan.

          (b) TREATMENT. Holders of UniCapital Equity Interests in Class 8 shall receive no Distribution under the Plan, except for the Supplemental Net Proceeds Payment (if any), and the Old UniCapital Common Stock shall be cancelled as of the Effective Date by virtue of the Plan and without any action on the part of the holders thereof.

                                  ARTICLE VI.

                             IMPLEMENTATION OF PLAN
                             ----------------------

          Section 6.01 CORPORATE TRANSACTIONS.

          (a) GENERAL. The transfers pursuant to Article VI of the Plan constitute a reorganization pursuant to section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. On the Effective Date, the management, control and operation of the Reorganized Debtors shall become the general responsibility of the respective boards of directors (or managers, general partners or similar governing Persons, as applicable) of the Reorganized Debtors.

          (b) TRANSFER OF ASSETS TO ASSET LLC. On the Effective Date, in exchange for all of the Membership Interests in Asset LLC, UniCapital shall transfer all of its Assets, except for its Causes of Action (including the Seller Tax Indemnities), its D&O Claims and D&O Insurance, and Cash necessary to fund the Administrative Claims

Reserve, the Administrative Expense Budget and any other reserves to be established by UniCapital under the Plan, but including its remaining Cash and its Equity Interests in any Subsidiary and any Lease Collection Actions held by UniCapital, to Asset LLC, free and clear of all liens, claims, interests, security interests and encumbrances, pursuant to section 1123(a)(5) of the Bankruptcy Code, but subject only to those valid and enforceable liens and security interests as of the Effective Date, including the Liens of the Agent and Lenders. From and after the Effective Date, neither Asset LLC, Newco nor any of the Reorganized Debtors nor any of their respective directors, officers or employees shall owe any fiduciary duty (including a duty of care or loyalty) to UniCapital, any creditor of UniCapital or any holder of an Interest in UniCapital, and Asset LLC, Newco and the Reorganized Debtors shall be free to operate, maintain dispose of and liquidate their property and assets in any manner in their sole discretion.

          (c) TRANSFER OF CAUSES OF ACTION AND D&O CLAIMS TO LITIGATION LLC. On the Effective Date, all of the Reorganized Debtors shall transfer and assign all of their respective Causes of Action (other than Lease Collection Actions and D&O Insurance) and D&O Claims to UniCapital, free and clear of all liens, claims, interests, security interests and encumbrances, pursuant to section 1123(a)(5) of the Bankruptcy Code. In exchange for all of the Membership Interests in Litigation LLC, UniCapital shall then immediately transfer all Causes of Action (other than Lease Collection Actions and Seller Tax Indemnities) and D&O Claims of UniCapital and the Reorganized Debtors to Litigation LLC, free and clear of all liens, claims, interests, security interests and encumbrances, pursuant to section 1123(a)(5) of the Bankruptcy Code. Notwithstanding anything in the Plan to the contrary, UniCapital shall own and retain all Seller Tax Indemnities of the Debtors, but may enforce such indemnities only with the consent of the Agent, which may elect whether to apply the proceeds thereof to any of the five (5) accounts comprising the Priority Claims Reserve, including the Tax Indemnity Reserve, and which proceeds, if any, shall be held in such account(s) selected by the Agent and released as Released Portland Proceeds pursuant to the provisions of Section 7.01(d) of the Plan. From and after the Effective Date, neither Litigation LLC nor any of its directors, officers or employees shall owe any fiduciary duty (including a duty of care or loyalty) to UniCapital, any creditor of UniCapital or any holder of an Interest in UniCapital, and Litigation LLC shall be free to operate, maintain dispose of and liquidate its property and assets in any manner in its sole discretion, including with respect to the prosecution of Causes of Action owned by Litigation LLC.

          (d) TRANSFER OF MEMBERSHIP INTERESTS TO NEWCO. On the Effective Date, immediately after the Asset transfers described in paragraphs (b) and (c) of this Section 6.01, UniCapital shall transfer the Membership Interests in Asset LLC and Litigation LLC to Newco, free and clear of all liens, claims, interests, security interests and encumbrances (other than the Allowed Revolving Lender Claims), pursuant to section 1123(a)(5) of the Bankruptcy Code, in exchange for all of the common stock of Newco and the assumption by Newco of the Newco Assumed Debt. Newco shall assume and have joint and several liability for the Newco Assumed Debt; PROVIDED, that such debt shall be payable by Newco solely with respect to its Membership Interests in Asset LLC and Litigation LLC, and shall be without recourse to any other property or assets of Newco.

          (e) TRANSFER OF NEWCO STOCK TO BANK OF AMERICA. On the Effective Date, immediately after the Membership Interest transfers described in paragraph (d) of this Section 6.01, UniCapital shall transfer and distribute all of the common stock of Newco to Bank of America or its designee, free and clear of all liens, claims, interests, security interests and encumbrances, pursuant to section 1123(a)(5) of the Bankruptcy Code. In sole and full consideration for such transfer of stock in Newco, the amount of the Allowed Revolving Lender Claims owed by UniCapital shall be deemed reduced, conclusively and irrebuttably and for all purposes solely in the amount specified as the value of such stock in the Corporate Exhibit Appendix, and the amount of such reduction shall be allocated entirely to the portion of the Allowed Revolving Lender Claims held by Bank of America as Lender.

          (f) PLAN IMPLEMENTATION AND DISSOLUTION BY UNICAPITAL. From and after the Effective Date, after the Newco stock transfer described in paragraph (e) of this Section 6.01, or as soon as reasonably practicable thereafter, the officers of UniCapital are authorized and directed: (i) to take such steps as are necessary to implement and effectuate the duties and responsibilities of UniCapital under the Plan, including to make the Distributions provided for under the Plan, and (ii) within one (1) year after the Effective Date, to dissolve UniCapital and assign its duties as Disbursing Agent to a successor Disbursing Agent or to merge UniCapital into a limited liability company or trust under applicable non-bankruptcy law, without any further action by the shareholders or directors of UniCapital. Other than Claims in Classes 1, 2 and 3, from and after the Effective Date all holders of Allowed Claims shall have recourse for such Claims solely against UniCapital or its successor Disbursing Agent, and not against the Reorganized Debtors, Newco, Asset LLC or Litigation LLC or their respective properties. From and after the Effective Date, UniCapital's sole assets shall consist (without duplication) of the Administrative Claims Reserve, funded amounts in the Administrative Expense Budget, the Priority Claims Reserve, the Seller Tax Indemnities (subject to
Section 6.01(c) of the Plan), the Class 5 Cash (if the Lien Release Condition is satisfied), the right to receive any additional Distributions to the holders of Allowed Claims in Classes 5, 6, 7 and 8 pursuant to Article V of the Plan, and the right to receive any additional funding of the Administrative Expense Budget and the Priority Claims Reserve pursuant to Article VII of the Plan.

          Section 6.02 CORPORATE GOVERNANCE.

          (a) DIRECTORS OF UNICAPITAL AND THE REORGANIZED DEBTORS.

              (i) UNICAPITAL. The Board of Directors of UniCapital from and after the Effective Date shall consist of those individual(s) designated by the Debtors with the consent of the Agent and the Requisite Lenders, who shall be listed in the Exhibit of officers and directors in the Corporate Exhibit Appendix. Such Directors shall serve until UniCapital is dissolved or they are earlier replaced or removed or resign in accordance with the governing documents of UniCapital and applicable non-bankruptcy law.

              (ii) REORGANIZED DEBTORS. The initial Board of Directors of each of the Reorganized Debtors shall consist of those individual(s) designated by the Debtors with the consent of the Agent and the Requisite Lenders, who shall be listed in the Exhibit of officers and directors in the Corporate Exhibit Appendix. Such designation shall be subject to all rights of replacement, removal and resignation under the governing documents of the such entities and applicable non-bankruptcy law.

          (b) OFFICERS. The respective initial officers of UniCapital and the Reorganized Debtors on and after the Effective Date shall be those individual(s) listed in the Exhibit of officers and directors in the Corporate Exhibit Appendix. Such officers shall serve from and after the Effective Date in accordance with any employment agreements, approved by the Agent in its sole discretion, with UniCapital and/or the Reorganized Debtors under applicable non-bankruptcy law.

          (c) ARTICLES OF INCORPORATION AND BYLAWS. The articles of incorporation and bylaws of the respective Debtors shall be the respective articles of incorporation and bylaws of UniCapital and the Reorganized Debtors, and shall be amended and restated by their respective officers as of the Effective Date, or as soon as practicable thereafter, to the extent necessary
(i) to prohibit the issuance of nonvoting equity securities as required by section 1123(a)(6) of the Bankruptcy Code, subject to further amendment of such articles of incorporation as permitted by applicable law, and (ii) to effectuate the provisions of the Plan, in each case without any further action by the stockholders or directors of the Debtors or the Reorganized Debtors.

          (d) ASSET LLC AND LITIGATION LLC. The Managers of Asset LLC and Litigation LLC shall be those individual(s) listed in the Exhibit of officers and directors in the Corporate Exhibit Appendix, and shall serve subject to all rights of replacement, removal or resignation in accordance with their respective Operating Agreements and applicable non-bankruptcy law.

          (e) OPERATING AGREEMENTS OF ASSET LLC AND LITIGATION LLC. The Operating Agreements of Asset LLC and Litigation LLC are included in the Corporate Exhibit Appendix.

          (f) NEWCO. The articles of incorporation and bylaws of Newco are included in the Corporate Exhibit Appendix. The Board of Directors of Newco shall consist of those individual(s) listed in the Exhibit of officers and directors in the Corporate Exhibit Appendix. The initial President and Chief Executive Officer of Newco shall be listed in the Exhibit of officers and directors in the Corporate Exhibit Appendix. Such Directors and officers shall serve subject to all rights of replacement, removal or resignation in accordance with the governing documents of Newco and applicable non-bankruptcy law.

                                  ARTICLE VII.

                    DISPUTED CLAIMS RESERVES, OTHER RESERVES
                     AND PROVISIONS GOVERNING DISTRIBUTIONS
                     --------------------------------------

          Section 7.01 DISPUTED CLAIMS RESERVES AND OTHER RESERVES.

          (a) ESTABLISHMENT OF DISPUTED CLAIMS RESERVES. On the Effective Date, and after the completion of all transactions described in Article VI that are required to be completed on the Effective Date, the applicable Disbursing Agent shall establish the Disputed Claims Reserve for the Classes over which such Disbursing Agent has responsibility, which shall be funded as provided in the Plan and administered by such Disbursing Agent. Notwithstanding any other provision of the Plan, but subject to the provisions of this Article VII with respect to the Administrative Claims Reserve and the Priority Claims Reserve, each Disbursing Agent shall withhold from the property to be distributed under the Plan, and shall place in the appropriate reserve, a sufficient amount to be distributed on account of the Face Amount or estimated amount, as the case may be, of each Disputed Claim that has not become an Allowed Claim as of the date of a Distribution under the Plan. Each Disbursing Agent shall place Cash and other property into the Disputed Claims Reserve administered by such Disbursing Agent, and the Cash shall be held in separate interest bearing accounts in trust by Class for the benefit of the holders of Allowed Claims entitled thereto under the terms of the Plan. Any Disputed Claims Reserve shall be terminated upon the filing with the Bankruptcy Court of a written certification that all Distributions and other dispositions of all Cash required to be made from such Disputed Claims Reserve have been made in accordance with the terms of the Plan. Such written certification shall be sent by the applicable Disbursing Agent, with a copy to the Agent, within 15 days of the satisfaction of the condition set forth in the immediately preceding sentence.

          (b) ESTABLISHMENT OF ADMINISTRATIVE CLAIMS RESERVE. On the Effective Date, and after the completion of all transactions described in Article VI that are required to be completed on the Effective Date, UniCapital shall establish the Administrative Claims Reserve, which shall be funded out of the Portland Sale Proceeds and/or the Debtors' Cash Collateral in existence immediately prior to the Effective Date (and any such funding shall be a permitted "Non-Conforming Use" under the Cash Collateral Orders), in an amount necessary to fund the amounts identified in items (i) through (iv) of this paragraph (including an amount determined by the Court as an estimate for Administrative Claims Filed after the Confirmation Date), and which amount shall increase, dollar for dollar, the amount of the Revolving Lender Claims upon such funding. The Administrative Claims Reserve shall be administered by UniCapital, and shall be used solely to fund: (i) all Administrative Claims which are Allowed and have not been paid as of the Effective Date, including Allowed Administrative Claims that are Filed after the Confirmation Date under Section 13.03 of the Plan, but excluding ordinary course liabilities to the extent provided in Section 4.01 and
13.03 of the Plan, which shall be paid as provided in Sections 4.01 and 13.03 of the Plan, (ii) the Disputed Claims Reserve for Administrative Claims, which shall be used to fund Disputed Administrative Claims which later become Allowed Administrative Claims, (iii) unpaid fees and expenses of Professionals as provided in Section 13.03 of the Plan, including approved fees and expenses pursuant to applications that are Filed after the Confirmation Date under Section 13.03, and (iv) any U. S. Trustee Fees for the period prior to the Effective Date which have not been paid as of the Effective Date. The Administrative Claims Reserve shall be subject to the Allowed Lien of the Agent, which shall be automatically released, without further action by the Bankruptcy Court, the Agent, the Lenders or any other party, only as to amounts used to pay Allowed Administrative Claims, fees and expenses of Professionals and U. S. Trustee Fees as provided in this paragraph. Any unused amounts in the Administrative Claims Reserve, after all Administrative Claims have been either Allowed or Disallowed by Final Order, shall be paid by UniCapital to the Agent.

          (c) ADMINISTRATIVE EXPENSE BUDGET. On the Effective Date, and after the completion of all transactions described in Article VI that are required to be completed on the Effective Date, UniCapital shall establish a segregated account for the Administrative Expense Budget, which shall be used solely to fund the expenses of UniCapital to implement and effectuate its duties and responsibilities under the Plan from and after the Effective Date (including without limitation any U. S. Trustee Fees for the period from and after the Effective Date, and any expenses of preparing tax returns and other corporate expenses). The Administrative Expense Budget for the first six (6) full calendar months after the Effective Date (plus pro rata amounts for any stub period from the Effective Date to the end of such calendar month) shall be funded on the Effective Date out of the Debtors' Cash Collateral in existence immediately prior to the Effective Date, and such amount shall increase, dollar for dollar, the amount of the Revolving Lender Claims upon such funding. After such initial budget period, Asset LLC shall provide additional funding, out of the Net Proceeds, to replenish the Administrative Expense Budget for the subsequent three (3) calendar months, in an amount and on terms acceptable to the Agent in its sole discretion (in a budget submitted to the Agent at least fifteen (15) days prior to the expiration of the prior budget period), to be funded on the first day of the subsequent budget period. Asset LLC shall likewise replenish the Administrative Expense Budget for each subsequent three-month period, to be paid on the first date of each such period. UniCapital, as Disbursing Agent, shall, unless otherwise consented to by the Agent, adhere to the Administrative Expense Budget for each budget period on a line-by-line basis, without carry-forward to any subsequent budget period. All amounts comprising the Administrative Expense Budget shall be subject to the Allowed Lien of the Agent, which shall be automatically released, without further action by the Bankruptcy Court, the Agent, the Lenders or any other party, only as to amounts used to pay the expenses of UniCapital as Disbursing Agent as provided in this paragraph. Any unused amounts in the Administrative Expense Budget at the end of each budget period shall be paid by UniCapital to the Agent, and such amounts shall decrease, dollar for dollar, the amount of the Revolving Lender Claims upon such payment.

          (d) ESTABLISHMENT OF PRIORITY CLAIMS RESERVE. On the Effective Date, and after the completion of all transactions described in Article VI that are required to be completed on the Effective Date, UniCapital shall establish the Priority Claims Reserve which shall be administered by UniCapital as Disbursing Agent, subject to the following:

              (i) ACCOUNTS AND FUNDING. The Priority Claims Reserve shall consist of five (5) segregated accounts, for Allowed Priority Tax Claims, Allowed Priority Non-Tax Claims, the Disputed Tax Reserve, the Disputed Non-Tax Reserve and the Tax Indemnity Reserve. The Priority Claims Reserve shall be funded exclusively out of the Portland Sale Proceeds.

              (ii) RELEASE OF PORTLAND SALE PROCEEDS. If the sum of the Priority Claims Reserve and the portion of the Administrative Claims Reserve funded from the Portland Sale Proceeds as of the Effective Date is less than the amount of the Portland Sale Proceeds, then the Agent shall pay such difference (the "Excess Portland Proceeds") into the Class 5 Escrow Account on the Effective Date. Within twenty (20) days after the next calendar month-end after six months following the Effective Date and after each six months thereafter (each such six-month date, a "Certification Date"), the accountants of UniCapital as Disbursing Agent shall certify, in writing to the Disbursing Agents, the Agent and TS&S, (i) the amounts in each of the five (5) segregated accounts comprising the Priority Claims Reserve (for Allowed Priority Tax Claims, Allowed Priority Non-Tax Claims, the Disputed Tax Reserve, the Disputed Non-Tax Reserve and the Tax Indemnity Reserve), (ii) the amounts in all accounts comprising the Administrative Claims Reserve, and (iii) amounts in the Disputed Tax Reserve and the Disputed Non-Tax Reserve representing (I) any portions of Disputed Priority Claims which have been Disallowed since the later of the Effective Date or the prior Certification Date, (II) any portion of the Disputed Tax Reserve which exceed the amount of Disputed Priority Tax Claims which have been timely Filed as of such Certification Date, and (III) any portions of the Disputed Non-Tax Reserve which exceed the amount of Disputed Priority Non-Tax Claims which have been timely Filed as of such Certification Date. On the first Business Day after each such semiannual certification is delivered, funds equal to the sum of the amount described in clause (iii) of the immediately preceding sentence PLUS an amount from the Tax Indemnity Reserve to be determined by the Agent in its sole discretion (collectively, the "Released Portland Proceeds") shall be distributed from the Disputed Tax Reserve, the Disputed Non-Tax Reserve and the Tax Indemnity Reserve, respectively, to the Agent in further reduction of the Allowed Class 1 Claims; PROVIDED, that within twenty (20) days after all Disputed Priority Claims have been resolved (either Allowed or Disallowed), such accountants shall provide a similar certification as to amounts described in such clause (iii), and a final payment of Released Portland Proceeds shall similarly be made to the Agent.

              (iii) PORTLAND RESERVE SHARING PAYMENT. Within thirty (30) days after the third anniversary of the Effective Date, the Agent shall pay into the Class 5 Escrow Account an amount (the "Portland Reserve Sharing Payment") equal to twenty-five percent (25%) of the difference between (x) the aggregate of all Released Portland Proceeds disbursed to the Agent with respect to the first three years after the Effective Date, and (y) the amount of all claims made by Asset LLC, Litigation LLC, Newco or the Reorganized Debtors under or in respect of the Tax Indemnity.

              (iv) NO COMMINGLING OF RESERVE ACCOUNTS. The accounts for Allowed Priority Tax Claims and the Disputed Tax Reserve may not be used to fund Allowed Priority Non-Tax Claims or the Disputed Non-Tax Reserve. Likewise, the accounts for Allowed Priority Non-Tax Claims and the Disputed Non-Tax Reserve may not be used to fund Allowed Priority Tax Claims or the Disputed Tax Reserve. The account for the Tax Indemnity Reserve may not be used to fund any Claims other than claims pursuant to the Tax Indemnity. Funds in the Disputed Tax Reserve and the Disputed Non-Tax Reserve may be used to fund claims pursuant to the Tax Indemnity, but only to the extent of amounts in such accounts representing Disputed Priority Tax Claims and Disputed Priority Non-Tax Claims, respectively, which have been Disallowed.

              (v) LIEN OF AGENT. The Priority Claims Reserve shall be subject to the Allowed Lien of the Agent, which shall be automatically released, without further action by the Bankruptcy Court, the Agent, the Lenders or any other party, only as to amounts used to pay Allowed Priority Claims, Disputed Priority Claims which later become Allowed Priority Claims, and the Class 5 Cash to the extent permitted under the Plan.

              (vi) MINIMUM FUNDING REQUIREMENT. Notwithstanding anything herein to the contrary, the Minimum Funding Requirement may, in the Agent's sole discretion, be funded from the Portland Sale Proceeds before the Disputed Tax Reserve and the Disputed Non-Tax Reserve are otherwise funded from the Portland Sale Proceeds in accordance with the terms of the Plan. Asset LLC shall pay to UniCapital, as Disbursing Agent, from Net Proceeds thereafter received by it after the Effective Date, the amount (the "Priority Reserve Repayment Amount") of the Portland Sale Proceeds used to fund the Minimum Funding Requirement before any Net Proceeds are paid to the Agent on account of the Allowed Revolving Lender Claims. The Priority Reserve Repayment Amount shall be used by UniCapital solely to fund the Disputed Tax Reserve and the Disputed Non-Tax Reserve and for no other purpose. The Agent shall be vested with the sole discretion to determine which of the accounts comprising the Disputed Tax Reserve and the Disputed Non-Tax Reserve are funded after the Effective Date from the Priority Reserve Repayment Amount.

          Section 7.02 DISTRIBUTIONS TO HOLDERS OF CLAIMS AND INTERESTS.

          (a) INITIAL AND SUBSEQUENT DISTRIBUTIONS. On the Initial Distribution Date and each subsequent Distribution Date, the applicable Disbursing Agent shall make a Distribution out of Available Cash to: (i) each holder of an Allowed Claim in Cash in accordance with the terms of the Plan; (ii) each Paying Agent in Cash, in accordance with the terms of the Plan, that such Paying Agent shall distribute to holders of Allowed Claims in the relevant Class; and (iii) if applicable, the Disputed Claims Reserve(s) in an amount equal to the Cash allocated for Disputed Claims in accordance with the terms of the Plan. Subject to Section 7.02(b) below, the amount of Cash to be paid on the Initial Distribution Date and subsequent Distribution Dates to holders of Allowed Claims will be calculated as if each Disputed Claim were an Allowed Claim in its Face Amount.

          (b) ESTIMATION OF CLAIMS. The Debtors (prior to the Effective Date) or the applicable Disbursing Agent (after the Effective Date) may, at any time, request that the Bankruptcy Court estimate any Claim subject to estimation under section 502(c) of
the Bankruptcy Code and for which the Debtors or such Disbursing Agent may be liable under the Plan, including any Claim for taxes, to the extent permitted by section 502(c) of the Bankruptcy Code, regardless of whether any party in interest previously objected to such Claim; and the Bankruptcy Court shall retain jurisdiction to estimate any Claim pursuant to section 502(c) of the Bankruptcy Code at any time during litigation concerning any objection to any Claim. In the event that the Bankruptcy Court estimates any contingent or unliquidated Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors (prior to the Effective Date) or the applicable Disbursing Agent (after the Effective Date) may elect to pursue any supplemental proceedings to object to any ultimate allowance on such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.

          (c) RESOLUTION OF DISPUTED CLAIMS. No Distribution or payment shall be made on account of a Disputed Claim until such Disputed Claim becomes an Allowed Claim. No Distribution or payment shall be made to any holder of an Allowed General Unsecured Claim who is also a Potential Defendant in an avoidance action under chapter 5 of the Bankruptcy Code. For purposes of the Plan, such Distribution or payment on account of such Allowed General Unsecured Claim shall be held in the Disputed Claims Reserve as if it were a Disputed Claim. Unless otherwise ordered by the Bankruptcy Court, after the Effective Date, the applicable Disbursing Agent shall have the exclusive right to make and file objections to Claims and to settle, compromise or otherwise resolve Disputed Claims and to assert any counterclaims, setoff rights and similar rights with respect to such Disputed Claims (subject to Section 7.05 of the Plan), except that (i) as to applications for allowances of compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code, objections may be made in accordance with the applicable Bankruptcy Rules by parties-in-interest, and (ii) the Agent and the Committee reserve the right, at their expense, to file and prosecute their objections to any Claims. The applicable Disbursing Agent shall file and serve a copy of each objection upon the holder of the Claim to which an objection is made, as soon as practicable, but in no event later than (x) one hundred-twenty days after the Effective Date, or (y) such other time as may be fixed or extended by the order of the Bankruptcy Court. UniCapital shall retain G&T from and after the Effective Date to resolve and prosecute all objections to allowance of Class 5 Claims.

          (d) DISTRIBUTIONS WHEN A DISPUTED CLAIM BECOMES AN ALLOWED CLAIM; OR WHEN A DISPUTED CLAIM IS SUBSEQUENTLY DISALLOWED. On the first Distribution Date from and after the Initial Distribution Date, or as soon thereafter as practicable, the applicable Disbursing Agent shall make Distributions, in accordance with the provisions of the Plan (calculated as of such Distribution
Date), of Cash reserved for any Disputed Claim that has become an Allowed Claim since the prior Distribution Date, to the holder of such Allowed Claim or the relevant Paying Agent, as the case may be. Any Distributions held in the Disputed Claims Reserve for the benefit of a holder of a Disputed Claim which is subsequently Disallowed, in whole or part, shall be distributed, on the next succeeding Distribution Date, to the holders of Allowed Claims (including the Disputed Claims Reserve) in accordance with the terms of the Plan as if such amounts had been distributed on the Effective Date.

          (e) THRESHOLD DISTRIBUTIONS. Notwithstanding anything to the contrary in the Plan, no Distribution shall be made on a Distribution Date, if the Disbursing Agent determines in its reasonable discretion, after consultation with the Agent (with respect to Class 1, 2 or 3 Distributions) or the Committee (with respect to Class 5 Distributions), that the Available Cash is insufficient to make any Distributions on such date.

          (f) LATE CLAIMS. Except as otherwise expressly provided in the Plan, any Claim not deemed filed pursuant to section 1111(a) of the Bankruptcy Code or timely Filed pursuant to the Bankruptcy Code, Bankruptcy Rules or any applicable order of the Court, shall (i) not be treated as an Allowed Claim; and (ii) be expunged from the Claims register in the Chapter 11 Cases without need for any further notice, motion, objection or order.

          Section 7.03 MISCELLANEOUS DISTRIBUTION PROVISIONS.

          (a) METHOD OF CASH DISTRIBUTIONS. Cash payments made pursuant to the Plan shall be in United States Dollars by checks drawn on a domestic bank selected by the applicable Disbursing Agent or by wire transfer from a domestic bank, at the option of Asset LLC.

          (b) ACCRUAL OF POSTPETITION INTEREST. Unless otherwise provided for in the Plan, including with respect to the Allowed Revolving Lender Claim, no holder of a pre-petition Allowed Claim shall be entitled to the accrual of interest on account of such Claim.

          (c) NO DISTRIBUTION PENDING ALLOWANCE. Notwithstanding any other provision of the Plan, no Cash or other property shall be distributed under the Plan on account of any Disputed Claim, unless and until such Claim becomes an Allowed Claim. No Distribution or payment shall be made in contravention of
Section 502(d) of the Bankruptcy Code, or to any holder of an Allowed General Unsecured Claim who is also a Potential Defendant in an avoidance action under chapter 5 of the Bankruptcy Code. Notwithstanding this section, a Distribution to such Potential Defendant shall not constitute a waiver of any rights of UniCapital, the other Debtors, the Reorganized Debtors, Asset LLC or Litigation LLC, as the case may be. For purposes of the Plan, such Distribution or payment on account of such Allowed General Unsecured Claim shall be held in the Disputed Claims Reserve as if it were a Disputed Claim.

          (d) NO DISTRIBUTION IN EXCESS OF ALLOWED AMOUNT OF CLAIM. Notwithstanding anything to the contrary herein, no holder of an Allowed Claim shall receive in respect of such Claim any Distribution (of a value set forth herein or in the Disclosure Statement) in excess of the Allowed amount of such Claim.

          (e) CLAIMANT ADDRESSES. For purposes of delivering Distributions, the Disbursing Agent may rely on the addresses for holders of Allowed Claims as set forth in the Schedules unless superseded by the addresses for such holders set forth in the proofs of Claim Filed by such holders or such other written notices of change of address that the Disbursing Agent may receive. In the event that any Distribution to any holder is returned as undeliverable, the Disbursing Agent shall use reasonable efforts to determine the current address of such holder, but no Distribution to such holder shall be made unless and until the Disbursing Agent has determined the then current address of such holder, at which time such Distribution shall be made to such holder without interest. If no correct address can be determined, the Distribution intended for such holder shall be deemed Unclaimed Property and treated pursuant to Section 7.06 of the Plan.

          Section 7.04 DE MINIMIS DISTRIBUTIONS. Notwithstanding Section 7.02(e) of the Plan, if the amount of Cash to be distributed to the holder of an Allowed Claim is less than $25, the applicable Disbursing Agent may hold the Cash Distributions to be made to such holder until the aggregate amount of Cash to be distributed to such holder is in an amount equal to or greater than $25 if such Disbursing Agent determines that the cost to distribute such Cash is unreasonable in light of the amount of Cash to be distributed. Notwithstanding the preceding sentence, if the amount of Cash Distribution to such holder never aggregates to more than $25, then on the final Distribution Date, the applicable Disbursing Agent may distribute such Cash to the holder entitled thereto.

          Section 7.05 SETOFFS AND COUNTERCLAIMS. The applicable Disbursing Agent is authorized, with the consent of the Agent in its sole discretion, to assert and prosecute any counterclaims, setoff rights and similar rights and defenses of the Debtors or the Reorganized Debtors in connection with the resolution of any Disputed Claim, and to set off against any Allowed Claim and the Distributions to be made on account of such Allowed Claim, the claims, rights and Causes of Action of any nature that the Debtors, the Reorganized Debtors, Asset LLC or Litigation LLC may hold against the holder of such Allowed Claim; PROVIDED, HOWEVER, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by the applicable Disbursing Agent or by the Debtors, the Reorganized Debtors, Asset LLC or Litigation LLC of any such claims, rights and Causes of Action that they may possess against such holder. In the event that UniCapital, in connection with the resolution of any Disputed Claim, elects, with the consent of the Agent in its sole discretion, to assert any counterclaims, setoff rights and similar rights and defenses that are Causes of Action held by either Litigation LLC or a Reorganized Debtor, then Litigation LLC or such Reorganized Debtor, as applicable, shall cooperate with and assist UniCapital in the resolution of such Disputed Claim and shall, at the request of UniCapital, join as a party to any adversary proceeding or contested matter regarding such Disputed Claim; PROVIDED, that if the resolution of Disputed Claim results in any Net Proceeds on account of such Cause of Action, such Net Proceeds shall be remitted to Asset LLC or Litigation LLC and distributed under the Plan.

          Section 7.06 UNCLAIMED PROPERTY.

          (a) ESCROW OF UNCLAIMED PROPERTY. Unclaimed Property (and all interest, dividends, and other distributions thereon) shall be delivered promptly to the applicable Disbursing Agent by each Paying Agent. Such Disbursing Agent shall deposit such Unclaimed Property in trust (for the benefit of the holders of Allowed Claims entitled thereto under the terms of the Plan) in a subaccount of such Disbursing Agent. For a period of one year following the relevant Distribution Date, Unclaimed Property, including any interest, dividends, and other Distributions thereon shall be: (i) held in such subaccount solely for the benefit of the holders of Allowed Claims that have failed to claim such property; and (ii) released from such subaccount and delivered to the holder of an Allowed Claim upon presentation of proper proof by such holder of its entitlement thereto. The applicable Disbursing Agent shall pay, or cause to be paid, out of the funds held by such Disbursing Agent, including, without limitation, the subaccount, any tax imposed by any federal, state or local taxing authority on the income generated by the funds held in such subaccount. The applicable Disbursing Agent shall also file, or cause to be filed any tax or information return related to such subaccounts. All Cash held in each such subaccount shall be invested in accordance with section 345 of the Bankruptcy Code, as modified by the relevant orders of the Court for investments made by the Debtors during the Chapter 11 Cases. The earnings on such investments shall be held in trust as an addition to the balance of the subaccount for the benefit of the holders of Allowed Claims entitled to such Unclaimed Property, and shall not constitute property of the applicable Disbursing Agent, the Reorganized Debtors, Asset LLC or Litigation LLC.

          (b) DISTRIBUTION OF UNCLAIMED PROPERTY. At the end of one year following the relevant Distribution Date of Cash, the holders of Allowed Claims theretofore entitled to Unclaimed Property shall cease to be entitled thereto (such holders, the "Unclaimed Holders"), and the Unclaimed Property for each Unclaimed Holder shall then be distributed to the holders of Allowed Claims in the same Class as such Unclaimed Holder (including the Disputed Claims Reserve for such Class) in accordance with the terms of the Plan.

          Section 7.07 EXEMPTION FROM TRANSFER TAXES. Pursuant to section 1146(c) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, or the delivery, making, filing, or recording of any deed or other instrument of transfer, or the issuance, transfer, or exchange of any security, including, without limitation, all of the transactions described in Article VI of the Plan (including, but not limited to, any transfers of Assets to UniCapital, Asset LLC or Litigation LLC or transfers of Membership Interests to Newco) and all transfers of Assets to the Disputed Claims Reserve, under, in furtherance of, or in connection with the Plan, whether arising prior or subsequent to the Effective Date, including any deeds, bills of sale or assignments executed in connection with any disposition of assets contemplated by the Plan, shall not be subject to any stamp, real estate transfer, mortgage, recording or other similar tax.

          Section 7.08 DISPUTED PAYMENTS. If any dispute arises as to the identity of a holder of an Allowed Claim which is to receive any Distribution, the applicable Disbursing Agent or the relevant Paying Agent may, in lieu of making such Distribution to such Person, make such Distribution into an escrow account to be held in trust for the benefit of such holder and which shall not constitute property of the applicable Disbursing Agent, the Reorganized Debtors, Asset LLC or Litigation LLC. Such Distribution shall be held in escrow until the disposition thereof shall be determined by order of the Bankruptcy Court or other court of competent jurisdiction or by written agreement among the interested parties to such dispute.

          Section 7.09 WITHHOLDING TAXES. In connection with the Plan, to the extent applicable, the applicable Disbursing Agent shall comply with all withholding and reporting requirements imposed on it by federal, state and local taxing authorities, and all Distributions shall be subject to such withholding and reporting requirements.

          Section 7.10 OBLIGATIONS INCURRED AFTER THE CONFIRMATION DATE. Subject to Sections 4.01 and 13.03 of the Plan, payment obligations incurred after the date and time of entry of the Confirmation Order through and including the Effective Date, including, without limitation, the fees and expenses of Professionals, shall be paid by the Debtors (prior to the Effective Date) pursuant to the Cash Collateral Orders and/or by UniCapital (after the Effective
Date) from the Administrative Claims Reserve.

          Section 7.11 OBLIGATIONS WITH RESPECT TO DISTRIBUTIONS. All Distributions hereunder shall be made by the applicable Disbursing Agent. In furtherance of the foregoing, each of the Reorganized Debtors and Litigation LLC shall be required to remit all Net Proceeds in their possession or control to Asset LLC or an agent designated by Asset LLC, as soon as practicable after their receipt of such Net Proceeds, after reserving reasonable and necessary amounts for those expenses which may be withheld from Cash proceeds as described in the definition of "Net Proceeds" herein.

          Section 7.12 PAYMENT OF LESSEE TAX PAYMENTS TO STATE GOVERNMENTAL AUTHORITIES. Each Reorganized Debtor shall directly or through its agent, consistent with past practices, collect, remit and turn over Lessee Tax Payments to the applicable State Governmental Authority as and when such amounts are actually received by the applicable Reorganized Debtor or its agent. Such payments shall be the exclusive treatment under the Plan of Priority Tax Claims owed to State Governmental Authorities that relate to Equipment Leases; PROVIDED that in the event that any State Governmental Authority issues an assessment or charge against the Reorganized Debtors or UniCapital with respect to any tax liability based upon or related to an Equipment Lease, that was or should have been collected or reported by any entity for the period prior to the Effective Date (including any tax that should have been collected, reported and remitted in full at lease inception or otherwise), then any Claim with respect to such tax liability (including interest and penalties) shall be automatically subject to the treatment set forth in Bankruptcy Code section 1129(a)(9)(C) and Section
4.02 of the Plan and shall be funded solely and exclusively from Lessee Tax Payments. Notwithstanding such automatic treatment, the Reorganized Debtors and UniCapital reserve the right to contest any such assessment, charge or claim as being null and void and in violation of the discharge and injunction provisions set forth in the Plan. Other than the obligations to remit Lessee Tax Payments as set forth in this paragraph, notwithstanding anything in the Plan to the contrary, in no event shall NewCo, Asset LLC, Litigation LLC, the Reorganized Debtors or any of their respective officers, directors, employees, agents, successors, or assigns have any liability, responsibility or obligation for any amount that otherwise may or should have been collected, reported, remitted and paid by a Debtor or any entity relative to the Assets with respect to or based upon any tax, assessment, levy, charge or similar amount (including any amount that was accelerated or due in full upon lease inception) or any interest or penalty thereon, to any State Governmental Authority for the period prior to the Effective Date, and UniCapital shall indemnify and hold Asset LLC, Litigation LLC, Newco and the Reorganized Debtors harmless from and against any claims for such amounts (the "Tax Indemnity").

          Section 7.13 TURNOVER OF EXCLUDED AMOUNTS.

          (a) TURNOVER TO PFSC. Unless otherwise instructed by Asset LLC or its agent, any Person other than the Reorganized Debtors or PFSC that receives Lessee Tax Payments or other Excluded Amounts, whether received before or after the Effective Date, shall remit all such amounts to PFSC no later than five (5) Business Days after receipt. On behalf of UniCapital and the Reorganized Debtors, PFSC shall pay all Lessee Tax Payments and other Excluded Amounts it receives to the parties owed such amounts. Any such payments of Lessee Tax Payments shall be made in accordance with the provisions of Section 7.12 of the Plan.

          (b) REIMBURSEMENT OF ADVANCED AMOUNTS. If payments received from Equipment Lessees for Excluded Amounts are insufficient to pay all Excluded Amounts related to Equipment Leases, then the Debtors (prior to the Effective
Date) or the Reorganized Debtors (from and after the Effective Date) (i) may, with the consent of the Agent (but shall be under no obligation to) advance such Excluded Amounts on behalf of the applicable Equipment Lessees, and (ii) may, upon notice to PFSC and with the consent of the Agent, either (I) require PFSC to return such amounts to the Debtors or Reorganized Debtors, as applicable, when ultimately paid by the applicable Equipment Lessees or, if not paid, when liquidation proceeds are realized from the equipment related to such Equipment Leases, or (II) apply to the Bankruptcy Court for other remedies to recover such advanced amounts.

          (c) TAX-EXEMPT EQUIPMENT LEASES. If Lessee Tax Payments received from Equipment Lessees are insufficient to pay taxes related to Equipment Leases as a result of the inability of the Debtors (prior to the Effective Date) or the Reorganized Debtors (from and after the Effective Date) to reconcile the tax exempt status of such Equipment Lessees, then the Debtors (with the consent of the Agent, if exercised prior to the Effective Date) or the Reorganized Debtors may, upon notice to PFSC and with the consent of the Agent, either (i) require PFSC to collect past due taxes or proper exemption certification from the applicable Equipment Lessees, including by commencing remedial actions against such Equipment Lessees in order to collect the taxes owed from the Equipment Lessees themselves, through the resale of the equipment or otherwise, or (ii) apply to the Bankruptcy Court for other remedies to enforce the collection of such taxes. All amounts received by PFSC with respect to such taxes shall be paid to the applicable State Governmental Authorities in accordance with Section
7.12 of the Plan.

          Section 7.14 DELEGATION BY DISBURSING AGENT. Either Disbursing Agent may assign and delegate any of its duties or obligations under the Plan to such officers, employees, agents and subcontractors as are selected by such Disbursing Agent in its reasonable discretion, but in all events shall remain primarily liable for all of its duties and obligations under the Plan.

                                 ARTICLE VIII.

             POOLING OF THE DEBTORS AND THE SUBSIDIARIES SOLELY FOR
                      PURPOSES OF VOTING AND DISTRIBUTIONS
             --------------------------------------------------------

          Section 8.01 POOLING OF ASSETS AND LIABILITIES. Solely for the limited purpose of Plan voting and the administrative convenience of identifying and making Distributions under the Plan and as part of the Compromise and Settlement, all liabilities of the Debtors shall be pooled and aggregated and holders of Allowed Claims shall share in all Assets of the Debtors as provided in the Plan. On the Effective Date and except as set forth in the Plan: (i) all Intercompany Claims by and among the Debtors shall be transferred to Litigation LLC pursuant to the transfer of Causes of Action under Article VI, (ii) all guarantees of the Debtors of the obligations of any other Debtor shall be eliminated so that any claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtors will be deemed to be one obligation of the consolidated Debtors, (iii) holders of Intercompany Claims shall receive no distributions under the Plan on account of such Claims, (iv) each and every Claim filed or to be filed in the Chapter 11 Case of any of the Debtors shall be deemed filed against the consolidated Debtors, and shall be deemed one Claim against and obligation of the consolidated Debtors, (v) all claims based upon guarantees or assurances of collection, payment or performance of any obligation of the Debtors made by any Subsidiary and all claims against any such Subsidiary for which any of the Debtors are jointly or severally liable or for which any of the Debtors have provided guarantees or assurances of collection, payment or performance of any obligation of such Subsidiary, in each case which arise at any time prior to the Effective Date, shall be discharged, released, extinguished and of no further force and effect, and (vi) other than with respect to holders of Allowed Claims in Classes 1, 2 and 3, all holders of Claims shall be deemed to have released, discharged and waived any Claim against the Reorganized Debtors and such holders' sole recourse shall be payment received on account of their respective Allowed Claims by UniCapital under the terms of the Plan. Such pooling and aggregation shall not (other than for purposes related to the Plan) affect (i) the legal and corporate structures of the Reorganized Debtors, or (ii) the Equity Interests of (x) UniCapital in any Subsidiaries (as in effect immediately prior to the transfer of such Equity Interests to Asset LLC) or (y) the Reorganized Debtors in any Subsidiaries, or (iii) the transactions contemplated in Article VI of the Plan, or (iv) the retention of all right, title and interest by all Reorganized Debtors in their respective Assets (other than those transferred pursuant to Article VI of the Plan), or (v) the enforceability, priority or Allowance of any Claim in Classes 1, 2 or 3 under the Plan, or (vi) the retention, priority or Allowance of any Lien held by Creditors in Classes 1, 2 and 3 (provided that, as to Classes 2 and 3, such holders' Claim shall be deemed non-recourse as to the Reorganized Debtors, Asset LLC, Litigation LLC, and Newco except as to any responsibilities of Asset LLC as the Disbursing Agent for such Classes under the Plan).

                                  ARTICLE IX.

                   EFFECT OF THE PLAN ON CLAIMS AND INTERESTS
                   ------------------------------------------

          Section 9.01 JURISDICTION OF COURT. Until the Effective Date, the Court shall retain jurisdiction over the Debtors and their Estates. Thereafter, jurisdiction of the Court shall be limited to the subject matters set forth in
Article XIII of the Plan.

          Section 9.02 BINDING EFFECT. Except as otherwise provided in section 1141(d) of the Bankruptcy Code, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtors and their respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder has accepted the Plan.

          Section 9.03 TERM OF INJUNCTIONS OR STAYS. Unless otherwise provided herein, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

          Section 9.04 RIGHTS OF ACTION

          (a) On the Effective Date, pursuant to Section 1123(b)(3) of the Bankruptcy Code, Litigation LLC shall, after the transactions contemplated in
Article VI of the Plan, have possession and control of the Causes of Action (other than the Lease Collection Actions and Seller Tax Indemnities) and D&O Claims, and shall, pursuant to the Plan, retain and have the right to enforce any and all present or future rights, claims or Causes of Action (other than Lease Collection Actions and Seller Tax Indemnities), but including with respect to D&O Claims, against any Person and with respect to any rights of the Debtors that arose before or after the Petition Date. All present or future rights, claims or Causes of Action (other than Lease Collection Actions and Seller Tax Indemnities) against any Person that existed prior to the Effective Date are preserved and are transferred to Litigation LLC pursuant to the transactions contemplated in Article VI of the Plan, including, without limitation, such claims, rights or Causes of Action (other than Lease Collection Actions and Seller Tax Indemnities) identified in the Disclosure Statement. Litigation LLC shall be deemed the Estates' representative in accordance with Section 1123 of the Bankruptcy Code and shall have all the powers of a trustee under sections 704, 724 and 1106 of the Bankruptcy Code. In addition, the applicable Disbursing Agent shall (i) hold and administer the Disputed Claims Reserve, (ii) object to, settle or otherwise resolve Disputed Claims, (iii) make Distributions to holders of Disputed Claims that subsequently become Allowed Claims in accordance with the Plan, and (iv) distribute any remaining assets of the Disputed Claims Reserve, after resolving all Disputed Claims, to holders of Allowed Claims in accordance with the Plan. Subject to the requirements of the Plan, Litigation LLC may pursue, abandon, settle or release any or all such claims, rights or Causes of Action (other than Lease Collection Actions and Seller Tax Indemnities, but including with respect to D&O Claims), as it deems appropriate. In pursuing any claim, right or Cause of Action, Litigation LLC, as the representative of the Estates, shall be entitled to the extensions provided under section 108 of the Bankruptcy Code. Notwithstanding the foregoing provisions of this Section 9.04(a), UniCapital may assert Causes of Actions as setoffs or counterclaims to the extent provided in Section 7.05 of the Plan.

          (b) From and after the Effective Date, no entity other than Litigation LLC (after the transactions contemplated in Article VI of the Plan) shall have authority to assert, prosecute, settle or enforce any judgment entered in respect of any of the Causes of Action (other than Lease Collection Actions and Seller Tax Indemnities), notwithstanding that prior to the Petition Date an entity may or could have asserted such claim or Causes of Action. Litigation LLC shall retain TS&S and Deloitte, the Committee's financial advisor, from and after the Effective Date to resolve and prosecute all Permitted Avoidance Actions; PROVIDED, that TS&S and Deloitte shall be paid their fees and expenses from the Class 5 Cash prior to the Termination Date, and from the Net Proceeds from and after the Termination Date; PROVIDED FURTHER, that the foregoing retention shall be without prejudice to the right of TS&S to receive the reports described in Section 13.13 of the Plan and to enforce the terms of the Plan on behalf of the holders of Allowed Class 5 Claims (but not on behalf of any individual holder of a Class 5 Claim). The Reorganized Debtors shall continue to have authority to assert, prosecute, settle or enforce any judgment entered in respect of any of the Lease Collection Actions. Notwithstanding the foregoing provisions of this Section 9.04(b), UniCapital may assert Causes of Actions as setoffs or counterclaims to the extent provided in Section 7.05 of the Plan, and shall have the authority, with the consent of the Agent and subject to Section 6.01(c) of the Plan, to assert, prosecute, settle or enforce any judgment entered in respect of any of the Seller Tax Indemnities.

          Section 9.05 REVESTING OF ASSETS. Except as otherwise provided in the Plan (including with respect to the retention of Liens by the holders of Claims in Classes 1, 2 and 3), on the Effective Date all property comprising the Estate of each Debtor (other than UniCapital) shall revest in the relevant Reorganized Debtor free and clear of all Claims, liens, charges, encumbrances and Interests of creditors and equity security holders (other than as expressly provided herein), and all Assets and Membership Interests transferred to UniCapital, Asset LLC, Litigation LLC and Newco pursuant to the transactions provided in
Article VI of the Plan shall be vested in UniCapital, Asset LLC, Litigation LLC and Newco, respectively, free and clear of all Claims, liens, charges, encumbrances and Interests of creditors and equity security holders (other than as expressly provided herein). As of the Effective Date, each Reorganized Debtor may operate its business and use, acquire and dispose of property and settle and compromise claims or interests without supervision of the Bankruptcy Court free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan and the Confirmation Order. As of the Effective Date, all Classes and holders of Claims shall be deemed to have amended any and all contracts, documents and instruments with respect to such Claims to conform and incorporate the terms of the Plan, and all Claims in Classes 2 and 3 shall be deemed non-recourse as to the Reorganized Debtors, Asset LLC, Litigation LLC and Newco except as to any responsibilities of Asset LLC as the Disbursing Agent for such Classes under the Plan.

          Section 9.06 DISCHARGE.

          (a) SCOPE. Except as otherwise provided in the Plan or Confirmation Order (including the assumption of the Newco Assumed Debt by Newco under Section 6.01(d) of the Plan and the assumption of the Allowing Revolving Lender Claims by the Reorganized Debtors under Section 5.01(d) of the Plan) and subject to section 1141(d)(1) of the Bankruptcy Code, when the Confirmation Order becomes a Final Order, the Plan and the Confirmation Order shall discharge, effective as of the Effective Date, all debts of, Claims against, and Liens on each of the Reorganized Debtors, their assets, or properties, which debts, Claims and Liens arose at any time before the entry of the Confirmation Order, but shall not discharge UniCapital. The discharge of the Reorganized Debtors shall be effective as to each debt, Claim, Lien or Interest, regardless of whether a proof of Claim or proof of Interest therefore was filed, whether the Claim is an Allowed Claim, or whether the holder thereof votes to accept the Plan. On the Effective Date, as to every discharged debt, Claim, Lien and Interest, any holder of such debt, Claim, Lien or Interest shall be precluded from asserting against any Reorganized Debtor formerly obligated with respect to such debt, Claim, Lien or Interest, or against such Reorganized Debtor's assets or properties, any other or further debt, Claim, Lien or Interest based upon any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the Confirmation Date.

          (b) EXCLUSIVE TREATMENT. Notwithstanding any provision, term, representation, warranty, covenant or undertaking in any pre-petition agreement with the holder of a Claim to the contrary, the treatment of Allowed Claims under the Plan shall be in full and final settlement and satisfaction of such Claims and shall be the sole relief and remedy with respect to such Allowed Claims and with respect to any documents, instruments and agreements underlying such Claims and any rights and remedies related thereto. The holders of Allowed Claims shall receive no other Distributions or other treatment with respect to any rights or remedies under or related to such documents, instruments and agreements, and shall have no recourse as to UniCapital, the Reorganized Debtors, Asset LLC, Litigation LLC or Newco or their respective properties as to any such rights or remedies, except as otherwise expressly set forth in the Plan. Under no circumstance shall UniCapital, Asset LLC, Litigation LLC, Newco or any of the Reorganized Debtors have any remaining obligations under such documents, instruments and agreements, nor any liability or responsibility for any breach of any representation, warranty, covenant or agreement contained therein.

          (c) INJUNCTION. EXCEPT AS OTHERWISE PROVIDED IN THE PLAN OR CONFIRMATION ORDER, AS OF THE EFFECTIVE DATE, ALL ENTITIES THAT HOLD A DEBT, CLAIM, LIEN OR INTEREST THAT IS DISCHARGED PURSUANT TO SECTION 9.06 OF THE PLAN OR AN INTEREST OR OTHER RIGHT OF AN EQUITY SECURITY HOLDER THAT IS TERMINATED PURSUANT TO THE TERMS OF THE PLAN, ARE PERMANENTLY ENJOINED FROM TAKING ANY OF THE FOLLOWING ACTIONS ON ACCOUNT OF ANY SUCH DISCHARGED CLAIMS OR TERMINATED INTERESTS OR RIGHTS: (1) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING AGAINST THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY;

(2) ENFORCING, ATTACHING, COLLECTING OR RECOVERING IN ANY MANNER ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY; (3) CREATING, PERFECTING OR ENFORCING ANY LIEN OR ENCUMBRANCE AGAINST THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY; (4) ASSERTING A SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY OBLIGATION DUE TO THE DEBTORS, UNICAPITAL, THE REORGANIZED DEBTORS, ASSET LLC, LITIGATION LLC, NEWCO, THE ADMINISTRATIVE CLAIMS RESERVE, THE PRIORITY CLAIMS RESERVE OR THE DISPUTED CLAIMS RESERVES OR THEIR RESPECTIVE ASSETS OR OTHER PROPERTY; AND (5) COMMENCING OR CONTINUING ANY ACTION THAT DOES NOT COMPLY WITH OR IS INCONSISTENT WITH THE PLAN.

          (d) CAUSE OF ACTION INJUNCTION. ON AND AFTER THE EFFECTIVE DATE, (A) ALL PERSONS OTHER THAN LITIGATION LLC WILL BE PERMANENTLY ENJOINED FROM COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR PROCEEDING (WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY OR OTHERWISE) ON ACCOUNT OF, OR RESPECTING ANY, CLAIM, DEBT, RIGHT OR CAUSE OF ACTION THAT LITIGATION LLC RETAINS SOLE AND EXCLUSIVE AUTHORITY TO PURSUE, IN ACCORDANCE WITH THE PLAN AND THE OPERATING AGREEMENT OF LITIGATION LLC, AND (B) ALL PERSONS OTHER THAN LITIGATION LLC WILL BE PERMANENTLY ENJOINED FROM COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR PROCEEDING (WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY OR OTHERWISE) ON ACCOUNT OF OR RESPECTING ANY CAUSES OF ACTION (OTHER THAN LEASE COLLECTION ACTIONS AND SELLER TAX INDEMNITIES); PROVIDED, that UniCapital shall be authorized to assert and prosecute Causes of Action as counterclaims or setoff rights to the extent provided in Section 7.05 of the Plan, and, with the consent of the Agent and subject to Section 6.01(c) of the Plan, to assert, prosecute, settle or enforce any judgment entered in respect of any of the Seller Tax Indemnities.

          Section 9.07 EXCULPATION AND LIMITATION OF LIABILITY.

          (a) ACTIONS RELATED TO CHAPTER 11 CASES. Except as otherwise specifically provided in the Plan, the Debtors, the Committee, the members of the Committee in their respective capacity, the Agent, the Lenders, any of such parties' respective affiliates, members, officers, directors, employees, advisors, attorneys, representatives, financial advisors, investment bankers or agents (other than sales agents or brokers), and any of such parties' or such Persons' affiliates, successors and assigns, shall not have or incur any liability to any Person or entity for any action taken or omitted to be taken in connection with or related to (i) the formulation, preparation, dissemination, implementation, confirmation, or consummation of the Plan, the Disclosure Statement, or any contract, release or other agreement or document created or entered into or any other action taken or omitted to be taken in connection with the Plan, or (ii) actions taken or omitted to be taken in connection with the Chapter 11 Cases or the operations or administration of the Debtors and their Subsidiaries during the Chapter 11 Cases, and are hereby released from, any claim, obligation, Cause of Action or liability to one another or to any holder of a Claim or Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys or affiliates, or any of such parties' or such Persons' respective affiliates, successors or assigns, for any act or omission in connection with, relating to or arising out of the Debtor's Chapter 11 Cases, the administration of the Debtors and their Subsidiaries during the Chapter 11 Cases, the pursuit of confirmation of the Plan, the Disclosure Statement, the consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan, except for their gross negligence or willful misconduct as found by a court of competent jurisdiction by a Final Order or final, non-appealable judgment, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

          (b) NO RIGHT OF ACTION REGARDING CHAPTER 11 CASES. Notwithstanding any other provision of the Plan, no holder of a Claim or Interest, or other party in interest, none of their respective agents, employees, representatives, financial advisors, attorneys or affiliates, and no affiliates, successors or assigns of the foregoing, shall have any right of action against the Debtors, the Committee, the members of the Committee in their representative capacity, the Agent, the Lenders, or any of such parties' respective present or former members, officers, directors, employees, advisors, attorneys, representatives, financial advisors, investment bankers or agents or such parties' or such Persons' affiliates, successors and assigns, for any act or omission in connection with, relating to or arising out of the Chapter 11 Cases, the administration of the Debtors and their Subsidiaries during the Chapter 11 Cases, the pursuit of confirmation of the Plan, the Disclosure Statement, the consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan, except for their gross negligence or willful misconduct as found by a court of competent jurisdiction by a Final Order or final, non-appealable judgment.

          Section 9.08 RELEASE BY DEBTORS. Pursuant to section 1123(b)(3) of the Bankruptcy Code, effective as of the Effective Date, the Debtors, in their individual capacities and as debtors-in-possession, for and on behalf of the Estates, shall release and discharge: (i) the Agent, (ii) the Lenders, (iii) Portland, (iv) the TAA Parties, (v) the respective officers, directors, agents, employees, professionals and attorneys of the Persons set forth in the foregoing items (i) through (iv), and (vi) the Released Officers (each of the Persons described in subsections (i), (ii), (iii), (iv), (v) and (vi) a "Released Person") for and from any and all claims or Causes of Action existing as of the Effective Date in any manner arising from, based on or relating to, in whole or in part, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor or any Released Person, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, the Portland Transaction, the TAA, or any act, omission, occurrence or event in any manner related to the Debtors or their Estates or any such Claims, Interest, restructuring or the Chapter 11 Cases.

          Section 9.09 RELEASE BY HOLDERS OF CLAIMS OR INTERESTS. Subject to the assumption of the Newco Assumed Debt under Section 6.01(d) of the Plan and the assumption of the Allowed Revolving Lender Claims by the Reorganized Debtors under Section 5.01(d) of the Plan, as of the Effective Date, and as an integral part of the Compromise and Settlement and the treatment of Claims under the Plan, each Person that has held, holds or may hold a Claim or Interest or at any time was a creditor or stockholder of any of the Debtors, whether such Person received or released any property under the Plan or voted to accept or reject the Plan, will be deemed to forever release, waive and discharge all claims (as defined in Section 101(5) of the Bankruptcy Code), suits, judgments, damages, demands, debts, rights, causes of action, liabilities, rights of contribution and rights of indemnification, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising in law, equity or otherwise, that are based in whole or in part on any act, omission, transaction or other occurrence taking place on, or prior to, the Effective Date in any way relating to a Debtor or the Plan that such holder or Person has, had or may have against the Agent, Bank of America, the Bank Investors, the TAA Parties, the Lenders, Newco, Asset LLC, Litigation LLC, Portland, PFSC and each of their respective present or former directors, officers, employees, attorneys, accountants, underwriters, professionals, investment bankers, affiliates, financial advisors and agents, acting in such capacity and against each of the Released Officers; PROVIDED, that the provisions of this Section 9.09 shall not release or discharge any such Persons from any liabilities arising under (i) the Internal Revenue Code; (ii) the environmental laws of the United States, or (iii) any criminal laws of the United States. The foregoing release of the Released Officers is in consideration for their services rendered during the Chapter 11 Cases, the essential nature of such release to the Plan, including the agreement of the Agent and the Committee that such release be included, the impact that any claims against the Released Officers could have on the D&O Insurance and other property of the estate, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          Section 9.10 INJUNCTION RELATED TO RELEASES. As further provided in
Section 9.06 of the Plan, THE CONFIRMATION ORDER WILL PERMANENTLY ENJOIN THE COMMENCEMENT OR PROSECUTION BY ANY PERSON OR ENTITY, WHETHER DIRECTLY, DERIVATELY OR OTHERWISE, OF ANY CLAIMS (AS SUCH TERM IS DEFINED IN SECTION 101(5) OF THE BANKRUPTCY CODE), OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTIONS OR LIABILITIES RELEASED PURSUANT TO THE PLAN.

          Section 9.11 SECTION 1145 EXEMPTION. Pursuant to section 1145(a) of the Bankruptcy Code, the offer, issuance, transfer or exchange of any security under the Plan, or the making or delivery of an offering memorandum or other instrument of offer or transfer under the Plan, shall be exempt from section 5 of the Securities Act or any similar state or local law requiring the registration for offer or sale of a security or registration or licensing of an issuer or a security.

          Section 9.12 PRESERVATION OF INSURANCE. Notwithstanding anything in the Plan to the contrary, the Debtors, the Reorganized Debtors and all parties in interest reserve their rights with respect to the enforceability and coverage of any insurance policies that may cover Claims against the Debtors or any other Person including, without limitation, the D&O Insurance, and including with respect to any "insured v. insured" or similar exclusions in the D&O Insurance or such other insurance which may cover D&O Claims.

                                   ARTICLE X.

                               EXECUTORY CONTRACTS
                               -------------------

          Section 10.01 EXECUTORY CONTRACTS AND UNEXPIRED LEASES. As of the Effective Date, subject to Section 9.09 of the Plan, all executory contracts and unexpired leases of each Debtor shall be deemed rejected by such Debtor pursuant to the provisions of section 365 of the Bankruptcy Code, except: (a) the P&C Agreement; (b) the Servicing Agreements; (c) any of the Equipment Leases which are executory contracts; (d) any officer employment agreement approved by the Agent under Section 6.02(b) of the Plan; (e) any executory contract or unexpired lease that has been or is the subject of a motion, stipulation or agreed order to assume or assume and assign Filed pursuant to section 365 of the Bankruptcy Code by any of the Debtors before the Effective Date, or that is otherwise subject to a Final Order of the Bankruptcy Court regarding assumption or rejection by the Debtors; (f) any executory contract or unexpired lease listed in the "Schedule of Assumed and Assigned Executory Contracts and Unexpired Leases" in the Supplemental Appendix to be Filed by the Debtors; (g) any executory contract or unexpired lease expressly assumed or expressly assumed and assigned pursuant to the provisions of the Plan, including any included in the Assets transferred pursuant to the transactions described in Article VI of the Plan; and (h) any agreement, obligation, security interest, transaction or similar undertaking that the relevant Debtor believes is not executory or is not a lease, and which is later determined by the Court to be an executory contract or unexpired lease that is subject to assumption or rejection under section 365 of the Bankruptcy Code, but which shall be approved by Asset LLC in its sole discretion. The assumption of the executory contracts and unexpired leases described in subsections (a) through (g) of this paragraph shall be deemed assumed by the respective Debtors holding such contracts and leases as of the Effective Date, without further action on the part of such Debtors, the Bankruptcy Court or any other Person and without the necessity of providing notice of such assumption to the other parties to such contracts and leases. The assumption of any agreement, obligation, security interest, transaction or undertaking described in subsection (h) shall be deemed assumed by the applicable Debtor as of the date determined by Final Order of the Bankruptcy Court.

          Section 10.02 CURE. At the election of the relevant Debtor (prior to the Effective Date) or Asset LLC (after the Effective Date), any monetary defaults under each executory contract and unexpired lease to be assumed under the Plan shall be satisfied pursuant to section 365(b)(1) of the Bankruptcy Code, in one of the following ways: (a) by payment of the default amount in Cash on the Effective Date or as soon as practicable after the relevant Debtor (prior to the Effective Date) or Asset LLC (after the Effective Date) receives notice of such monetary defaults; or (b) on such other terms as agreed to by the parties to such executory contract or unexpired lease. In the event a creditor objects within six (6) months after the Effective Date regarding: (i) the amount of any cure payments; (ii) the ability of the Debtor that is a party thereto to provide adequate assurance of future performance under the contract or lease to be assumed; or (iii) any other matter pertaining to assumption, then the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final

Order resolving the dispute and approving assumption; and any objections to such issues not raised by such six-month date shall be forever waived and discharged.

          Section 10.03 REJECTION DAMAGES BAR DATE. If the rejection by any Debtor, pursuant to the Plan or otherwise, of an executory contract or unexpired lease, results in a Claim, then such Claim shall be forever barred and shall not be enforceable against such Debtor any successor to the Debtor or the properties of either of them unless a proof of Claim is filed with the clerk of the Bankruptcy Court and served upon counsel to the Debtors on or before the earlier of (i) the later of the applicable Bar Date or within thirty (30) days after the date of service of notice of entry of an order of the Court authorizing such rejection, including the Confirmation Order, (ii) thirty (30) days after such rejection becomes effective if such rejection occurred by reason of expiration of a time period fixed by the Bankruptcy Court, or (iii) such other period set by the Bankruptcy Court.

          Section 10.04 EXECUTORY CONTRACTS AND UNEXPIRED LEASES ENTERED INTO AND OTHER OBLIGATIONS INCURRED AFTER THE PETITION DATE. Executory contracts and unexpired leases entered into and other obligations incurred after the Petition Date by any Debtor in the ordinary course of its business shall be performed by the Reorganized Debtors or Asset LLC, as the case may be. Accordingly, such executory contracts, unexpired leases and other obligations shall survive and remain unaffected by entry of the Confirmation Order.

                                  ARTICLE XI.

                           CONDITIONS TO CONFIRMATION
                        AND OCCURRENCE OF EFFECTIVE DATE
                        --------------------------------

          Section 11.01 CONDITIONS TO CONFIRMATION. The Plan may not be confirmed unless each of the conditions set forth below is satisfied. Except as provided in Section 11.03 of the Plan, any one or more of the following conditions may be waived at any time by the Debtors, with the consent of the Agent.

          (a) The Disclosure Statement Order shall have been entered and shall have become a Final Order.

          (b) The Confirmation Order shall be in a form reasonably acceptable to the Debtors and the Agent.

          (c) The Compromise and Settlement and all other provisions embodied in the Plan shall not have been modified, altered or changed in any respect.

          (d) The Portland Transaction shall be in full force and effect and shall not at any time be subject to any challenge.

          (e) The Debtors shall have complied with their obligations and agreements set forth in the Cash Collateral Orders and the Budgets annexed thereto.

          (f) The TAA Subsidiaries (i) shall not have filed a voluntary petition or petitions seeking bankruptcy protection under the Bankruptcy Code or similar state insolvency laws, and (ii) an order or orders for relief (or such similar relief as provided for under applicable state law) shall not have been entered or granted with respect to such entities in respect of any insolvency petition(s) for relief under the Bankruptcy Code or similar state insolvency laws.

          (g) Priority Claims (Allowed and Disputed) as of the date of the Confirmation Hearing shall not be greater than the sum of the Priority Claims Reserve plus an amount acceptable to the Agent and the Requisite Lenders.

          (h) An Administrative Expense Budget shall have been delivered and shall be acceptable to the Agent in its sole discretion.

          (i) The Confirmation Hearing shall have occurred no later than January 14, 2002, or such later date agreed to by the Agent in its sole discretion.

          Section 11.02 CONDITIONS TO OCCURRENCE OF EFFECTIVE DATE. The Effective Date for the Plan may not occur unless each of the conditions set forth below is satisfied. Except as provided in Section 11.03 below, any one or more of the following conditions may be waived at any time by the Debtors, with the consent of the Agent.

          (a) The Confirmation Order shall have been entered and shall have become a Final Order.

          (b) The Debtors shall have (i) on or by the Effective Date, assumed, to the extent executory, and otherwise ratified and accepted: (x) the P&C Agreement; and (y) the Servicing Agreements; and (ii) complied with all of their respective material obligations, duties and covenants set forth in such agreements through the Effective Date.

          (c) Priority Claims (Allowed and Disputed) shall not be greater than the sum of the Priority Claims Reserve plus an amount acceptable to the Agent and the Requisite Lenders.

          (d) An Administrative Expense Budget shall have been delivered and shall be acceptable to the Agent in its sole discretion.

          (e) The Effective Date shall have occurred no later than January 26, 2002, or such later date agreed to by the Agent in its sole discretion.

          Section 11.03 WAIVER OF CONDITIONS TO CONFIRMATION AND OCCURRENCE OF EFFECTIVE DATE. Each of the conditions to confirmation of the Plan or to the occurrence of the Effective Date is for the benefit of the Debtors. Other than the requirement that the Disclosure Statement Order and the Confirmation Order must be entered, the requirement that a particular condition be satisfied may be waived in whole or part by the Debtors, with the consent of the Agent

                                  ARTICLE XII.

                         CONFIRMABILITY AND SEVERABILITY
                            OF THE PLAN AND CRAMDOWN
                        ---------------------------------

          Section 12.01 CONFIRMABILITY AND SEVERABILITY OF A PLAN. The Debtors, with the consent of the Agent, reserve the right to alter, amend, modify, revoke or withdraw the Plan. The Debtors, with the consent of the Agent, reserve the right to make non-substantive changes in the Plan. Each provision of the Plan shall be considered separable and, if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, the balance of the Plan shall be given effect without relation to the invalid provision.

          Section 12.02 CRAMDOWN. The Debtors shall request the Bankruptcy Court to confirm in accordance with section 1129(b) of the Bankruptcy Code as to Classes 6, 7 and 8 and reserve the right to confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code with respect to any Class that rejects the Plan.

                                 ARTICLE XIII.

                            ADMINISTRATIVE PROVISIONS
                            -------------------------

          Section 13.01 RETENTION OF JURISDICTION. Notwithstanding confirmation of the Plan or occurrence of the Effective Date, the Court shall retain jurisdiction for all purposes permitted under applicable law, including, without limitation, the following purposes:

          (a) Determination of the allowability of Claims upon objection to such Claims by the Debtors (prior to the Effective Date), UniCapital (after the Effective Date, with respect to all Claims other than Classes 1, 2 or 3), or Asset LLC (after the Effective Date, with respect to Classes 2 and 3), and the validity, extent, priority and nonavoidability of consensual and nonconsensual Liens and other encumbrances;

          (b) Determination of tax liability pursuant to section 505 of the Bankruptcy Code;

          (c) Approval, pursuant to section 365 of the Bankruptcy Code, of all matters related to the assumption, assumption and assignment, or rejection of any executory contract or unexpired lease of any of the Debtors;

          (d) Determination of requests for payment of administrative expenses entitled to priority under section 507(a)(1) of the Bankruptcy Code, including compensation of parties entitled thereto under section 330 of the Bankruptcy Code;

          (e) Resolution of controversies and disputes regarding the interpretation of the Plan;

          (f) Implementation of the provisions of the Plan and entry of orders in aid of confirmation and consummation of the Plan, including, without limitation, appropriate orders protecting the Debtors, their successors and Estates from actions by creditors and/or Interest holders of the Debtors or any of them, ensuring Distributions to holders of Allowed Claims, resolving disputes and controversies regarding property of the Estates or the Disputed Claims Reserves, and ensuring the recovery and turnover of Assets of the Estates and the payment of Priority Tax Claims, including the enforcement of contractual, subrogation or other rights of the Estates to recover or collect Lessee Tax Payments and other Excluded Amounts from any third parties holding same;

          (g) Modification of the Plan pursuant to section 1127 of the Bankruptcy Code;

          (h) Issuance of orders, if appropriate, as requested by UniCapital, the Reorganized Debtors, Asset LLC or Litigation LLC under, and subject to, the provisions of Bankruptcy Rule 2004;

          (i) Adjudication of any Causes of Action (other than Lease Collection Actions and Seller Tax Indemnities) by Litigation LLC, including, but not limited to, the D&O Claims, and by UniCapital to the extent authorized by
Section 7.05 of the Plan;

          (j) All matters, controversies and disputes relating to the discharge, injunctions and releases granted under the Plan and the Bankruptcy Code;

          (k) Entry of a Final Order closing the Chapter 11 Cases.

          Section 13.02 GOVERNING LAW. Except to the extent the Bankruptcy Code, Bankruptcy Rules, or other federal laws apply and except for Secured Claims that have been Reinstated and corporate rights and obligations governed by the laws of other jurisdictions, the rights and obligations arising under the Plan shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

          Section 13.03 ADMINISTRATIVE BAR DATE.

          (a) GENERAL PROVISIONS. Except as provided below in Section 13.03(b) for Administrative Claims of Professionals requesting compensation or reimbursement of expenses and in Section 13.03(c) for liabilities incurred by a Debtor in the ordinary course of its business, requests for payment of Administrative Claims must be Filed no later than 30 days after notice of entry of the Confirmation Order. Holders of Administrative Claims who are required to File a request for payment of such Claims and who do not File such requests by the applicable Bar Date, shall be forever barred from asserting such Claims against the Debtors, UniCapital, the Reorganized Debtors, Asset LLC, Litigation LLC, Newco, the Administrative Claims Reserve, the Priority Claims Reserves, the Disputed Claims Reserves, or their respective property.

          (b) PROFESSIONALS. All Professionals requesting Professional Fees pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code for services rendered before the Effective Date shall File an application for final allowance of Professional Fees no later than 45 days after the Effective Date or such later date as may be ordered by the Court. Objections to applications of such Professionals for Professional Fees must be Filed no later than 75 days after the Effective Date or such later date as may be ordered by the Court. All Professional Fees allowed by the Bankruptcy Court shall be paid to the applicable Professional immediately thereafter. Each such Professional that intends to seek payment for Professional Fees from the Debtors shall provide the Debtors with a statement, by no later than the Effective Date or such later date as may be ordered by the Court, of the amount of estimated unpaid Professional Fees that each such Professional has incurred or expects to incur through the Effective Date. The Debtors (prior to the Effective Date) or UniCapital (after the Effective Date), as the case may be, shall establish a reserve in an appropriate amount for the payment of any such unpaid Professional Fees, which shall be included in calculating the Administrative Claims Reserve.

          (c) ORDINARY COURSE LIABILITIES. Holders of Administrative Claims based on obligations incurred from and after July 31, 2001 for goods or services rendered to a Debtor in the ordinary course of business (other than Professional Fees, amounts due under leases or other pre-petition agreements that are not assumed by the Debtors or are rejected or deemed rejected by the Debtors, and amounts due with respect to Class 2 and Class 3 Claims) which have not been paid pursuant to the Cash Collateral Orders shall not be required to File any request for payment of such Claims, and such Administrative Claims shall be deemed Allowed (unless expressly Disallowed by Final Order). Such Administrative Claims shall be assumed and paid by the Reorganized Debtors, Asset LLC or Litigation LLC pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claim, without any further action by the holders of such Claims or the Court. Liabilities of UniCapital, the Reorganized Debtors, Asset LLC or Litigation LLC incurred from and after the Effective Date, including professional fees, may be paid without Court order; PROVIDED, that the liabilities of UniCapital shall conform to the Administrative Expense Budget, unless otherwise permitted by Court order.

          Section 13.04 PRESERVATION OF AVOIDED TRANSFERS. In accordance with section 551 of the Bankruptcy Code, any transfer avoided under chapter 5 or section 724(a) of the Bankruptcy Code, or any similar provision of state law or any other law, rule, regulation, decree, order, statute or otherwise, is preserved for the benefit of the Estate but only with respect to property of the Estate.

          Section 13.05 ABILITY TO ENFORCE CERTAIN PROVISIONS OF CHAPTER 7. The Plan preserves, recognizes and specifically grants to UniCapital, the Reorganized Debtors, Asset LLC or Litigation LLC, as the case may be, the rights and remedies available to a chapter 7 trustee under 11 U.S.C. ss.ss. 724 and 726 to disallow, subordinate or expunge any claim or lien filed against the Debtors or their assets. Nothing herein shall affect, limit or modify the Compromise and Settlement.

          Section 13.06 PAYMENT OF STATUTORY FEES. All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Court on the Confirmation Date, shall be paid on the Effective Date. Any statutory fees accruing after the Confirmation Date shall be paid in accordance with Article IV of the Plan.

          Section 13.07 CORPORATE ACTION. Each of the matters provided for under the Plan involving the corporate structure of any Debtor, UniCapital, the Reorganized Debtor, Asset LLC or Litigation LLC or corporate action to be taken by or required of any Debtor, UniCapital, any of the Reorganized Debtors, Asset LLC or Litigation LLC shall, as of the Effective Date, be deemed to have occurred and be effective as provided herein, and shall be authorized and approved in all respects without any requirement of further action by stockholders or directors (or members, managers, general partners or similar governing Persons, as applicable) of any of the Debtors, UniCapital, the Reorganized Debtors, Asset LLC or Litigation LLC.

          Section 13.08 EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS. Each of the Debtors, UniCapital, the Reorganized Debtors, Asset LLC and Litigation LLC shall be authorized to execute, deliver, file, or record such documents, contracts, instruments, releases, and other agreements and take such other action as may be necessary to effectuate and further evidence the terms and conditions of the Plan.

          Section 13.09 AMENDMENTS. ----------

          (a) PRECONFIRMATION AMENDMENT. The Debtors, with the consent of the Agent, may alter, amend, modify, revoke or withdraw the Plan at any time prior to the entry of the Confirmation Order provided that the Plan, as so modified, and the Disclosure Statement pertaining thereto meet applicable Bankruptcy Code requirements of Section 1125, among others.

          (b) POST-CONFIRMATION AMENDMENT NOT REQUIRING RESOLICITATION. After the entry of the Confirmation Order, the Debtors, UniCapital, the Reorganized Debtors, Asset LLC or Litigation LLC may modify the Plan, with the consent of the Agent, to remedy any defect or omission or to reconcile any inconsistencies in the Plan or in the Confirmation Order, as may be necessary to carry out the purposes and effects of the Plan, provided that: (i) the Debtors, Reorganized Debtors, Asset LLC or Litigation LLC obtain approval of the Bankruptcy Court for such modification, after notice and a hearing; and (ii) such modification shall not materially and adversely affect the interests, rights, treatment, or Distributions of any Class under the Plan.

          (c) POST-CONFIRMATION AMENDMENT REQUIRING RESOLICITATION. After the Confirmation Date and before the Effective Date of the Plan, the Debtors may modify the Plan, with the consent of the Agent, in a way that materially and adversely affects the interests, rights, treatment, or Distributions of a Class of Claims or Interests provided that: (i) the Plan, as modified, meets applicable Bankruptcy Code requirements; (ii) the Debtors obtain Bankruptcy Court approval for such modification, after notice and a hearing; (iii) such modification is accepted by at least two-thirds in amount, and more than one-half in number, of Allowed Claims voting in each Class affected by such modification; and (iv) the Debtors comply with section 1125 of the Bankruptcy Code with respect to the Plan as modified.

Section 13.10 SUCCESSORS AND ASSIGNS. The rights, benefits, and obligations of any Person named or referred to in the Plan shall be binding upon, and shall inure to the benefit of, the heir, executor, administrator, successor or assign of such Person.

          Section 13.11 CONFIRMATION ORDER AND PLAN CONTROL. To the extent the Confirmation Order and/or the Plan is inconsistent with the Disclosure Statement, any other agreement entered into between or among any Debtor(s), or any of them and any third party, the Plan controls the Disclosure Statement and any such agreements and the Confirmation Order (and any other orders of the Court) controls the Plan and any such agreements.

          Section 13.12 HEADINGS. Headings are used in the Plan for convenience and reference only, and shall not constitute a part of the Plan for any other purpose.

          Section 13.13 REPORTS BY ASSET LLC. Asset LLC shall monthly provide to UniCapital and TS&S written status reports of the revenues and expenses of Asset LLC together with a description of any other significant transactions affecting distributions to holders of Allowed Class 5 Claims.

          Section 13.14 NOTICES. Any notice required or permitted to be provided under the Plan shall be in writing and served by either (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery or (c) overnight or same-day delivery service, freight prepaid, and addressed as follows:

            FOR THE DEBTORS

            UniCapital Corporation
            20801 Biscayne Boulevard, Suite 403
            Miami, Florida 33180
            Tel: (305) 931-2388
            Fax: (305) 931-8611
            Attn: E. Talbot Briddell

            with copies to:

            Greenberg Traurig, LLP
            Attorneys for the Debtors
            200 Park Avenue
            New York, New York  10166
            Tel:  (212) 801-9200
            Fax: (212) 801-6400
            Attn: Richard S. Miller, Esq.
                  Howard Berman, Esq.


            FOR THE AGENT AND THE LENDERS

            Clifford Chance Rogers & Wells
            200 Park Avenue
            New York, New York 10166
            Tel: (212) 878-8000
            Fax: (212) 878-8375
            Attn: Margot Schonholtz, Esq.
                  Stephen Quine, Esq.

            FOR THE COMMITTEE

            Togut, Segal & Segal LLP
            One Penn Plaza, Suite 3335
            New York, NY 10119
            Tel:  (212) 594-5000
            Fax: (212) 967-4258
            Attn:  Albert Togut, Esq.
                  Neil Berger, Esq.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      Dated: New York, New York
      December 12, 2001

                             Respectfully Submitted,

                              JACOM COMPUTER SERVICES, INC., UNICAPITAL
                              CORPORATION, ET AL.
                              Debtors and Debtors-in-Possession


                              By: /s/ E. Talbot Briddell
                                 ------------------------
                                 E. Talbot Briddell
                                 Chief Executive Officer and
                                 Chairman of the Board of Directors

                                 20801 Biscayne Boulevard, Suite 403
                                 Miami, Florida 33180
                                 Tel: (305) 931-2388

                                     ANNEX A

                       IN RE JACOM COMPUTER SERVICES, INC.
                         UNICAPITAL CORPORATION, ET AL.,
                  CASE NO. 00-42719 (CB) (JOINTLY ADMINISTERED)


                                 LIST OF DEBTORS
                                 ---------------


             CASE NUMBER                         COMPANY NUMBER
---------------------------------------------------------------------------

00-42719                              Jacom Computer Services, Inc.
---------------------------------------------------------------------------

00-42720                              UniCapital Corporation
---------------------------------------------------------------------------

00-42721                              VRL-UCP, Inc. f/k/a Varilease
                                      Corporation
---------------------------------------------------------------------------

00-42722                              American Capital Resources, Inc.
---------------------------------------------------------------------------

00-42723                              Walden Asset Group, Inc. The
---------------------------------------------------------------------------

00-42724                              Merrimac Financial Associates, Inc.
---------------------------------------------------------------------------

00-42725                              KLC-UCP, Inc. f/k/a K.L.C., Inc.
---------------------------------------------------------------------------

00-42726                              HLC Financial, Inc.
---------------------------------------------------------------------------

00-42727                              UniCapital Aircraft Engine Group, Inc.
---------------------------------------------------------------------------

00-42728                              BSB-UCP, Inc. f/k/a/ The Myerson
                                      Companies, Inc.
---------------------------------------------------------------------------

00-42729                              UniCapital Rail Group, Inc.
---------------------------------------------------------------------------

00-42730                              UniCapital Technology Corporation
---------------------------------------------------------------------------

00-42731                              Praxis Paradigm Synergies, Inc.
---------------------------------------------------------------------------

00-42732                              Skywatch Registered Agents, Inc.
---------------------------------------------------------------------------

00-42733                              UniCapital Mexico Group, Inc.
---------------------------------------------------------------------------

00-42734                              UniCapital Mexico Holdings, LLC
---------------------------------------------------------------------------

00-42735                              SFC Capital Group Corporation
---------------------------------------------------------------------------

00-42736                              SFC-UCP, Inc. f/k/a Saddleback
                                      Financial Corporation
---------------------------------------------------------------------------

00-42737                              Boulder Capital Group, Inc.
---------------------------------------------------------------------------

00-42738                              Boulder Capital Mortgage Corporation
---------------------------------------------------------------------------

00-42739                              Boulder Capital of New York, Inc.
---------------------------------------------------------------------------

00-42740                              UniCapital Funding Corporation
---------------------------------------------------------------------------

00-42741                              Lease Advisor.com, LLC
---------------------------------------------------------------------------

00-42742                              Varilease Capital Corporation
---------------------------------------------------------------------------

00-42743                              Information Control Systems, Inc.
---------------------------------------------------------------------------

00-42744                              SLC International Trading
                                      Corporation
---------------------------------------------------------------------------

00-42745                              American Video Games and Computers,
                                      Inc.
---------------------------------------------------------------------------

00-42746                              MFC-UCP, Inc. f/k/a Matrix Funding
                                      Corporation
---------------------------------------------------------------------------

00-42747                              Matrix Credit Corporation
---------------------------------------------------------------------------

00-42748                              Matcan, Leasing, Inc.
---------------------------------------------------------------------------

00-42749                              NSJ Group, Inc., The
---------------------------------------------------------------------------

00-42750                              Aircorp II, Inc.
---------------------------------------------------------------------------

00-42751                              B&A Leasing Corporation
---------------------------------------------------------------------------

00-42752                              Sonic Leasing Corporation
---------------------------------------------------------------------------

---------------------------------------------------------------------------
             CASE NUMBER                         COMPANY NUMBER
---------------------------------------------------------------------------

00-42753                              Aircraft 48009, Inc.
---------------------------------------------------------------------------

00-42754                              NSJ Support Inc.
---------------------------------------------------------------------------

00-42755                              Aircraft 49104, Inc.
---------------------------------------------------------------------------

00-42756                              NSJ-DOA, Inc.
---------------------------------------------------------------------------

00-42757                              Aircraft 22120, Inc.
---------------------------------------------------------------------------

00-42758                              Aircraft 22122, Inc.
---------------------------------------------------------------------------

00-42759                              Diamond Head Associates LLC
---------------------------------------------------------------------------

00-42760                              Avalon Leasing Corporation
---------------------------------------------------------------------------

00-42761                              Bionic Leasing Corporation
---------------------------------------------------------------------------

00-42762                              Aircraft 48008, Inc.
---------------------------------------------------------------------------

00-42763                              Galaxy Aircraft Corporation
---------------------------------------------------------------------------

00-42764                              Aircraft 23230, Inc.
---------------------------------------------------------------------------

00-42765                              Aircraft 23895, Inc.
---------------------------------------------------------------------------

00-42766                              Aircraft 22121, Inc.
---------------------------------------------------------------------------

00-42767                              CL Aircraft VIII, Inc.
---------------------------------------------------------------------------

00-42768                              CL Aircraft XXXIV, Inc.
---------------------------------------------------------------------------

00-42769                              Aircraft 46941, Inc.
---------------------------------------------------------------------------

00-42770                              Aircraft 49632, Inc.
---------------------------------------------------------------------------

00-42771                              SWR Aircraft Group, Inc.
---------------------------------------------------------------------------

00-42772                              SWR 767, Inc.
---------------------------------------------------------------------------

00-42773                              SWR Brazil 767, Inc.
---------------------------------------------------------------------------

00-42774                              CLA Canada, Inc.
---------------------------------------------------------------------------

00-42775                              CLC 747, Inc.
---------------------------------------------------------------------------

00-42776                              CLC Engine Leasing, Inc.
---------------------------------------------------------------------------

00-42777                              Jetz, Inc.
---------------------------------------------------------------------------

00-42778                              UniCapital Air Group, Inc.
---------------------------------------------------------------------------

00-42779                              CLA Holdings, Inc.
---------------------------------------------------------------------------
00-42780                              Cauff, Lippman Aviation, Inc.
---------------------------------------------------------------------------

00-42781                              UCP German Holdings, Inc.
---------------------------------------------------------------------------

00-42782                              Aircraft 11111, Inc.
---------------------------------------------------------------------------

00-42783                              Aircraft 23830, Inc.
---------------------------------------------------------------------------

00-42784                              Aircraft 23922, Inc.
---------------------------------------------------------------------------

00-42785                              Aircraft 46095, Inc.
---------------------------------------------------------------------------

00-42786                              Aircraft 23623, Inc.
---------------------------------------------------------------------------

00-42787                              Aircraft 21955, Inc.
---------------------------------------------------------------------------

00-42788                              Stuie II Corporation
---------------------------------------------------------------------------

00-42789                              Aircraft 45775, Inc.
---------------------------------------------------------------------------

00-42790                              Aircraft 23345, Inc.
---------------------------------------------------------------------------

00-42791                              Aircraft 369, Inc.
---------------------------------------------------------------------------

00-42792                              Aircraft 23119, Inc.
---------------------------------------------------------------------------

00-42793                              Aircraft 23377, Inc.
---------------------------------------------------------------------------

00-42794                              Aircraft 24209, Inc.
---------------------------------------------------------------------------

00-42795                              Aircraft 373, Inc.
---------------------------------------------------------------------------

00-42796                              Aircraft 49368, Inc.
---------------------------------------------------------------------------

00-42797                              Aircraft 22055, Inc.
---------------------------------------------------------------------------

00-42798                              Stuie III Corporation
---------------------------------------------------------------------------

00-42799                              Aircraft 23772, Inc.
---------------------------------------------------------------------------

---------------------------------------------------------------------------
             CASE NUMBER                         COMPANY NUMBER
---------------------------------------------------------------------------

---------------------------------------------------------------------------
00-42800                              Aircraft 23771, Inc.
---------------------------------------------------------------------------

00-42801                              Aircraft 53623, Inc.
---------------------------------------------------------------------------

00-42802                              Aircraft 25221, Inc.
---------------------------------------------------------------------------

00-42803                              Aircraft 24837, Inc.
---------------------------------------------------------------------------

00-42804                              Aircraft 20624 and 20626, Inc.
---------------------------------------------------------------------------

00-42805                              Aircraft 22620, Inc.
---------------------------------------------------------------------------

00-42806                              CLA-DOA, Inc.
---------------------------------------------------------------------------

00-42807                              Aircraft 24355, Inc.
---------------------------------------------------------------------------

00-42808                              Aircraft 25262, Inc.
---------------------------------------------------------------------------

00-42809                              Aircraft 53624, Inc.
---------------------------------------------------------------------------

00-42810                              Aircraft 20622, Inc.
---------------------------------------------------------------------------

00-42811                              Aircraft 53015, Inc.
---------------------------------------------------------------------------

00-42812                              Aircraft 347, Inc.
---------------------------------------------------------------------------

00-42813                              Aircraft 20627, Inc.
---------------------------------------------------------------------------

00-42814                              Aircraft 23506, Inc.
---------------------------------------------------------------------------

00-42815                              Aircraft 20527, Inc.
---------------------------------------------------------------------------

00-42816                              Aircraft 24356, Inc.
---------------------------------------------------------------------------

00-42817                              Aircraft 22222, Inc.
---------------------------------------------------------------------------

00-42818                              Aircraft 23118, Inc.
---------------------------------------------------------------------------

00-42819                              UCP Warehouse Holdings, Inc.
---------------------------------------------------------------------------

00-42820                              CLA Enterprises, Inc.
---------------------------------------------------------------------------

00-42821                              JJ Leasing, Inc.
---------------------------------------------------------------------------

00-42822                              Jumbo Jet, Inc.
---------------------------------------------------------------------------

00-42823                              Jumbo Jet Leasing, LP
---------------------------------------------------------------------------

00-42824                              CL Aircraft Marketing, Inc.
---------------------------------------------------------------------------

00-42825                              Aircraft 22688, Inc.
---------------------------------------------------------------------------

00-42826                              Aircraft 23983, Inc.
---------------------------------------------------------------------------

00-42827                              Aircraft 22689, Inc.
---------------------------------------------------------------------------

00-42828                              Aircraft 24176, Inc.
---------------------------------------------------------------------------

00-42829                              Aircraft 23928, Inc.
---------------------------------------------------------------------------

00-42830                              Aircraft 24451, Inc.
---------------------------------------------------------------------------

00-42831                              Aircraft 23929, Inc.
---------------------------------------------------------------------------

00-42832                              Aircraft 24497, Inc.
---------------------------------------------------------------------------

00-42833                              Aircraft 20527 Trust
---------------------------------------------------------------------------

00-42834                              UCP Engines Trust
---------------------------------------------------------------------------

00-42835                              Aircraft 22067 Trust
---------------------------------------------------------------------------

00-42836                              UCP Engines, Inc.
---------------------------------------------------------------------------

00-42837                              Aircraft 24474, Inc.
---------------------------------------------------------------------------

01-11617                              Aircraft 23651, Inc.
---------------------------------------------------------------------------